Exhibit 10.3

EXECUTION COPY

AMENDED AND RESTATED COLLATERAL TRUST
AND INTERCREDITOR AGREEMENT

AMENDED AND RESTATED COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of June 27, 2001, as amended and restated as of May 28, 2003, as further amended and restated as of June 5, 2009 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among RITE AID CORPORATION, a Delaware corporation (“Rite Aid”), each Subsidiary of Rite Aid listed on the signature pages hereto or which becomes a party hereto pursuant to Section 8.11 hereof (each such Subsidiary, individually, a “Subsidiary Guarantor”, and collectively, the “Subsidiary Guarantors”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (in such capacity, the “Second Priority Collateral Trustee”) for the holders from time to time of the Second Priority Debt Obligations, CITICORP NORTH AMERICA, INC., a Delaware corporation (“CNAI”), as senior collateral processing agent for the Senior Secured Parties under the Senior Collateral Documents (as further defined in the Definitions Annex attached hereto, the “Senior Collateral Agent”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee under the 2017 7.5% Note Indenture, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee under the 2016 10.375% Note Indenture, and each other Second Priority Representative and Senior Representative which becomes a party hereto pursuant to Section 8.12.

Reference is made to the Senior Debt Documents.  The Subsidiary Guarantors have entered into the Senior Subsidiary Guarantee Agreement, pursuant to which they have, jointly and severally, guaranteed the Senior Obligations for the benefit of each Senior Secured Party.  Each of the Subsidiary Guarantors has also entered into the Senior Subsidiary Security Agreement and each other Senior Collateral Document to which it is a party to secure, among other things, the Senior Obligations, including its obligations under the Senior Subsidiary Guarantee Agreement, and the Subsidiary Guarantors have pledged collateral to the Senior Collateral Agent under such agreements.

Reference is made to the Second Priority Debt Documents.  The Subsidiary Guarantors have entered into the Second Priority Subsidiary Guarantee Agreement, pursuant to which they have, jointly and severally, guaranteed the Second Priority Debt Obligations for the benefit of each Second Priority Debt Party.  Each of the Subsidiary Guarantors has also entered into the Second Priority Subsidiary Security Agreement and each other Second Priority Collateral Document to which it is a party to secure, among other things, the Second Priority Debt Obligations, including its obligations under the Second Priority Subsidiary Guarantee Agreement, and the Subsidiary Guarantors have pledged collateral to the Second Priority Collateral Trustee under such agreements.

Rite Aid, the Subsidiary Guarantors and the Second Priority Representatives, on behalf of the Second Priority Debt Parties, have requested the Second Priority Collateral Trustee to act as collateral trustee for the Second Priority Debt Parties hereunder and under the Second Priority Collateral Documents.  The Second Priority Collateral Trustee is willing to act as collateral trustee for the Second Priority Debt Parties hereunder and under the Second Priority Collateral Documents on the terms and subject to the conditions set forth in this Agreement.

Rite Aid, the Subsidiary Guarantors and the Senior Representatives, on behalf of the Senior Secured Parties, have requested the Senior Collateral Agent to act as collateral agent for the Senior Secured Parties hereunder and under the Senior Collateral Documents.  The Senior Collateral Agent is willing to act as collateral agent for the Senior Secured Parties hereunder and under the Senior Collateral Documents on the terms and subject to the conditions set forth in this Agreement.

The Bank of New York Mellon Trust Company, N.A., is executing this Amended and Restated Collateral Trust and Intercreditor Agreement, in its capacity as Trustee and Class Debt Representative of each of the 7.5% Senior Secured Notes due 2017 and 10.375% Senior Secured Notes due 2016 pursuant to its authority under Section 9.02(b) of each of the 2017 7.5% Note Indenture and 2016 10.375% Note Indenture, including without limitation, any one or more of Sections 9.02(b)(ii)(2), (5) and (8).  Rite Aid and the Subsidiary Guarantors represent and warrant to the Bank of New York Mellon Trust Company, N.A. that the amendments contained herein being made on the date hereof are authorized and permitted pursuant to one or more of Sections 9.02(b)(ii)(2), 9.02(b)(ii)(5) and 9.02(b)(ii)(8) of each of the 2017 7.5% Note Indenture and the 2016 10.375% Note Indenture.

Accordingly, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Incorporation by Reference.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions Annex, which is hereby incorporated by reference herein with the same effect as set forth in its entirety herein.

SECTION 1.02. Certain Definitions.  a)As used in this Agreement, the capitalized terms defined in the recitals hereto shall have the meanings specified therein, and the following terms have the meanings specified below:

“Class Debt” is defined in Section 8.12.

“Class Debt Parties” is defined in Section 8.12.

“Class Debt Representative” is defined in Section 8.12.

“Collateral Account” is defined in Section 3.01.

“Definitions Annex” means the Definitions Annex, dated as of June 5, 2009, annexed hereto (as amended, supplemented or otherwise modified from time to time).

“Distribution Date” means the date on which any funds are distributed by the Senior Collateral Agent or the Second Priority Collateral Trustee in accordance with the provisions of Section 4.01.

“Event of Default” means any “Event of Default” under any Senior Debt Document or any “Event of Default” under any Second Priority Debt Document.

“Fees” means, with respect to the Second Priority Collateral Trustee, the Senior Collateral Agent, any other Senior Representative or any Second Priority Representative, any fees, expenses, reimbursements or indemnifications payable by Rite Aid or any Subsidiary Guarantor to such Person in such capacity.

“Reduction Event” means any Asset Sale or Casualty/Condemnation, in each case solely to the extent a Reduction would be required in connection therewith.

“Second Priority Class Debt” is defined in Section 8.12.

“Second Priority Class Debt Parties” is defined in Section 8.12.

“Second Priority Class Debt Representative” is defined in Section 8.12.

“Secured Documents” means (a) each Senior Debt Document and (b) each Second Priority Debt Document.

“Secured Obligations” means, without duplication, (a) the Senior Obligations and (b) the Second Priority Debt Obligations.

“Secured Parties” means (a) the Senior Secured Parties and (b) the Second Priority Debt Parties.

“Senior Class Debt” is defined in Section 8.12.

“Senior Class Debt Parties” is defined in Section 8.12.

“Senior Class Debt Representatives” is defined in Section 8.12.

“Triggering Event” means (x) the occurrence of any Event of Default and, as a result thereof, (A) the acceleration (including any automatic acceleration in connection with any Bankruptcy Proceeding) of the principal amount of any Senior Obligations or Second Priority Debt Obligations under the terms of any Senior Debt Document or any Second Priority Debt Document or (B) the commencement of the exercise of remedies in respect of Collateral (it being understood that the exercise by the Senior Collateral Agent of its cash sweep rights pursuant to Section 9.15 of the Senior Credit Agreement shall not be deemed an exercise of remedies in respect of Collateral) and (y) in either case, (i) receipt by the Senior Collateral Agent and the Second Priority Collateral Trustee of written notice thereof from any Senior Representative (in the case of any such Event of Default arising under any Senior Debt Document), or (ii) receipt by the Senior Collateral Agent and the Second Priority Collateral Trustee of written notice thereof from any Second Priority Representative (in the case of any such Event of Default arising under any Second Priority Debt Document).

“Trust Estate” means the right, title and interest of the Second Priority Debt Parties under the Second Priority Collateral Documents.

(b)  The words “hereof”, “herein” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.  All references herein to Articles or Sections shall, unless otherwise specified, be deemed to refer to Articles and Sections of this Agreement.  As used in this Agreement, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) “including” means “including but not limited to”; (b) “provisions” means “provisions, terms, covenants and/or conditions”; (c) “lien” means “lien, charge, encumbrance, security interest, mortgage, deed of trust or deed to secure debt”; (d) “obligation” means “obligation, duty, covenant and/or condition”; and (e) “any of the Mortgaged Property” means “the Mortgaged Property or any part thereof or interest therein”.

SECTION 1.03. Amendments to Definitions Annex.  The parties hereto hereby agree that any amendment of, supplement to or other modification of any defined terms in the Definitions Annex annexed hereto shall automatically cause the same defined term used in any Senior Debt Document and Second Priority Collateral Document to be similarly so amended, supplemented or otherwise modified, and each Senior Class Debt Representative and the Second Priority Collateral Trustee is hereby directed to execute any documents necessary to effectuate such amendments, supplements or modifications to the applicable Additional Senior Debt Documents and Second Priority Collateral Documents, as applicable.

ARTICLE II

Declaration and Acceptance of Trust; Remedies

SECTION 2.01. Declaration and Acceptance of Trust.  The Second Priority Collateral Trustee hereby declares, and each of Rite Aid, the Subsidiary Guarantors and the Second Priority Debt Parties agrees, that the Second Priority Collateral Trustee holds the Trust Estate as trustee in trust under this Agreement for the benefit of the Second Priority Debt Parties as provided herein.  By acceptance of the benefits of this Agreement, each Second Priority Debt Party (whether or not a signatory hereto) (i) consents to the appointment of the Second Priority Collateral Trustee as trustee hereunder, (ii) confirms that the Second Priority Collateral Trustee shall have the authority to act as the exclusive agent of such Second Priority Debt Party for enforcement of any remedies under or with respect to any Second Priority Collateral Document and the giving or withholding of any consent or approval relating to any Collateral or any Subsidiary Guarantor’s obligations with respect thereto and (iii) agrees that, except as provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

SECTION 2.02. Determinations Relating to Collateral.  If (i) the Second Priority Collateral Trustee shall receive any written request from Rite Aid or any Subsidiary Guarantor under any Second Priority Collateral Document for consent or approval with respect to any matter or thing relating to any Collateral or any Subsidiary Guarantor’s obligations with respect thereto or (ii) there shall be due to or from the Second Priority Collateral Trustee under the provisions of any Second Priority Collateral Document any material performance or the delivery of any material instrument or (iii) the Second Priority Collateral Trustee shall become aware of any nonperformance by any Subsidiary Guarantor of any covenant or any breach of any representation or warranty set forth in any Second Priority Collateral Document, then, in each such event, the Second Priority Collateral Trustee shall advise the Class Debt Representatives of the matter or thing as to which consent has been requested or the performance or instrument required to be delivered or the nonperformance or breach of which the Second Priority Collateral Trustee has become aware.  Until the occurrence of the Senior Obligation Payment Date, the Senior Collateral Agent and the Majority Senior Parties shall have the exclusive authority to direct the Second Priority Collateral Trustee’s response to any of the events or circumstances contemplated in clauses (i), (ii) and (iii) above.

SECTION 2.03. Remedies.  b)Within five Business Days after the occurrence of a Triggering Event, the Second Priority Collateral Trustee shall notify each of the Representatives and Rite Aid in writing that a Triggering Event exists, specifying the nature of such Triggering Event.

(b)  Until the Senior Obligation Payment Date, the Senior Collateral Agent and the Majority Senior Parties shall have the exclusive right to exercise any right or remedy with respect to the Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto.  Following the Senior Obligation Payment Date, the Second Priority Collateral Trustee and the Second Priority Instructing Group shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Second Priority Instructing Group shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Collateral Trustee with respect to the Collateral, or of exercising any trust or power conferred on the Second Priority Collateral Trustee, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of the Second Priority Collateral Trustee in its discretion to take any action deemed proper by the Second Priority Collateral Trustee and which is not inconsistent with the terms hereof or any such direction by the Second Priority Instructing Group.

(c)  In the event the Second Priority Collateral Trustee receives written notice from the Second Priority Instructing Group of any direction given pursuant to paragraph (b) of this Section, the Second Priority Collateral Trustee will give prompt written notice thereof to each Second Priority Representative.  The Senior Collateral Agent will give the Second Priority Collateral Trustee and each Second Priority Representative prompt written notice of the occurrence of the Senior Obligation Payment Date.

SECTION 2.04. Right to Make Advances.  If an advance of funds shall at any time be required for the preservation or maintenance of any Collateral, the Senior Collateral

Agent, the Second Priority Collateral Trustee or any Secured Party shall be entitled to make such advance after notice to Rite Aid and the Representatives of its intention to do so but without notice to any other Secured Party.  Each such advance shall be reimbursed, with interest accrued from the date such advance was made at the Default Rate, by Rite Aid upon demand by the Senior Collateral Agent, the Second Priority Collateral Trustee or such Secured Party, and if Rite Aid fails to comply with any such demand, out of the proceeds of any Collateral in accordance with the provisions of Section 4.01(b).  If any Secured Party shall receive any funds which, under this Section 2.04, belong to the Senior Collateral Agent, the Second Priority Collateral Trustee or any other Secured Party, such Secured Party shall remit such funds promptly to the Senior Collateral Agent or the Second Priority Collateral Trustee for distribution to itself or such other Secured Party, as the case may be, and before such remittance shall hold such funds in trust for the Senior Collateral Agent, the Second Priority Collateral Trustee or such other Secured Party, as the case may be.

SECTION 2.05. Nature of Secured Parties’ Rights.  All of the Secured Parties shall be bound by any instruction or direction given by the Instructing Group pursuant to this Agreement.

ARTICLE III

Collateral Accounts

SECTION 3.01. Collateral Accounts.  The Second Priority Collateral Trustee shall establish and, at all times thereafter until all Second Priority Debt Obligations have been paid in full, there shall be maintained with the Second Priority Collateral Trustee a separate collateral trust account (each, a “Collateral Account” and collectively, the “Collateral Accounts”) in the name of each of the Second Priority Representatives for the benefit of the Second Priority Debt Parties for which such Second Priority Representative is acting.  The Second Priority Collateral Trustee shall deposit in such Collateral Accounts only such funds as are distributable to the relevant Second Priority Representative (or Second Priority Debt Parties for which such Representative acts) in accordance with the provisions of this Agreement.  All such funds on deposit in the Collateral Accounts shall be held, applied and disbursed by the Second Priority Collateral Trustee as part of the Trust Estate in accordance with the terms of this Agreement.

SECTION 3.02. Investment of Funds.  The Second Priority Collateral Trustee shall invest and reinvest funds on deposit in the Collateral Accounts at any time in Permitted Investments as directed in writing by Rite Aid, and the investment earnings thereon shall, so long as no Event of Default shall have occurred and be continuing, be paid to Rite Aid monthly; provided, however, that if any party other than a holder of Second Priority Debt Obligations claims entitlement to any such investment earnings, the same shall not be released to Rite Aid but shall continue to be held and reinvested by the Second Priority Collateral Trustee pending receipt by the Second Priority Collateral Trustee of joint instructions signed by Rite Aid and such party or a nonappealable court judgment determining the disposition of such earnings.  Rite Aid shall bear the risk of loss on any investment made hereunder (except for such losses that result from the gross negligence or wilful misconduct of the Second Priority Collateral Trustee in failing to follow proper investment instructions given by Rite Aid pursuant to this Section) and shall, upon demand of the Second Priority Collateral Trustee to Rite Aid, deliver immediately available funds to the Second Priority Collateral Trustee in an amount equal to such loss or losses.

ARTICLE IV

Application of Certain Amounts
Mandatory Prepayments

SECTION 4.01. Application of Proceeds of Collateral After Triggering Event.  c)If, following a Triggering Event, any Collateral is sold or otherwise realized upon (whether pursuant to the exercise of any remedy set forth in any Collateral Document, in a Bankruptcy Proceeding or otherwise), the proceeds in respect of such Collateral shall be applied as soon as practicable after receipt as follows:

FIRST:  to the Second Priority Collateral Trustee and the Senior Collateral Agent in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Senior Secured Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Senior Secured Party, pro rata based on the amounts of such Fees (or such advance or payment);

SECOND: to the Second Priority Collateral Trustee, the Senior Collateral Agent and any other Senior Secured Party to reimburse to the Second Priority Collateral Trustee, the Senior Collateral Agent and such other Senior Secured Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

THIRD:  to the Senior Collateral Agent, for distribution to the Senior Secured Parties to be applied to the payment of the Senior Obligations, pro rata based on the amount of Senior Obligations then due and owing, until the Senior Obligation Payment Date;

FOURTH:  to the trustee, administrative agent, security agent or similar agent under each Second Priority Debt Facility, if any, in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Second Priority Debt Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid, pro rata based on the amounts of such Fees (or such advance or payment);

FIFTH:  to the trustee, administrative agent, security agent or similar agent under each Second Priority Debt Facility and to any Second Priority Debt Party to reimburse such Second Priority Representative or such Second Priority Debt Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

SIXTH:  to the trustee, administrative agent, security agent or similar agent under each Second Priority Debt Facility for distribution to the Second Priority Debt Parties to be applied to the payment of the Second Priority Debt Obligations, pro rata based on the amount of Second Priority Debt Obligations then due and owing, until all the Second Priority Debt Obligations have been paid in full; and

SEVENTH:  after payment in full of all Secured Obligations, to Rite Aid and the Subsidiary Guarantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b)  Whenever pursuant to the foregoing provisions of this Section any proceeds are required to be distributed to any Second Priority Representative, then the Second Priority Collateral Trustee or the Senior Collateral Agent, as the case may be, shall effect such distribution only upon receiving written notification from the Second Priority Instructing Group as to the identities of the Second Priority Representatives entitled to receive such distribution and the amounts or percentages of such distribution to which each such Second Priority Representative is entitled and, if requested by the Second Priority Collateral Trustee or the Senior Collateral Agent, the amount of outstanding Second Priority Debt Obligations then due and owing to Second Priority Debt Parties for which each such Second Priority Representative is acting on the basis of which such amounts to be distributed are to be determined.  Each of the Second Priority Collateral Trustee and the Senior Collateral Agent shall be fully protected in, and shall not incur or have any liability as a result of, relying on such written notification received by it.

SECTION 4.02. Payment Provisions.  For the purposes of applying the provisions of Section 4.01, all interest, fees and other amounts to be paid on any of the Secured Obligations pursuant to the terms of any Secured Document shall, as among the Secured Parties and regardless of whether any such interest, fees or other amounts are or would be recognized or allowed as a claim in any bankruptcy or similar proceeding, be treated as due and owing on the Secured Obligations.

SECTION 4.03. Certain Mandatory Prepayments of Senior Credit Agreement.  d)In the event that the Borrower or any of its Subsidiaries shall at any time, or from time to time (but in the case of any sale or disposition of Collateral, only prior to the occurrence of a Triggering Event), receive any Net Cash Proceeds of any Reduction Event, the Borrower shall, in accordance with and to the extent required by the provisions of the Senior Credit Agreement and, to the extent not inconsistent with the provisions of the Senior Credit Agreement and the other Senior Debt Documents, apply an amount equal to such Net Cash Proceeds to Reductions to the Senior Debt Facilities established under the Senior Credit Agreement and the other Senior Debt Documents.  So long as no Triggering Event has occurred and is continuing, Net Cash Proceeds of a Reduction Event in excess of those applied in accordance with the foregoing provision of this paragraph shall be applied in accordance with any applicable provisions of the Senior Debt Documents and Second Priority Debt Documents.

(b)  In the event the Borrower or any of its Subsidiaries shall, at any time after the occurrence of a Triggering Event, receive any Net Cash Proceeds of any Reduction Event which are attributable to Collateral, such Net Cash Proceeds shall be subject to and applied in accordance with the provisions of Section 4.01(a).

(c)  Notwithstanding the foregoing, any payment made or to be made by any Subsidiary Guarantor in respect of Second Priority Debt Obligations subsequent to the occurrence of a Triggering Event other than from the proceeds of Collateral shall be subject to, and only made in accordance with, the subordination provisions of the Second Priority Subsidiary Guarantee Agreement.

(d)  For the avoidance of doubt, Section 4.03(a) does not itself create any Lien nor does it alter the priorities of Liens which are created by the other Senior Debt Documents and Second Priority Debt Documents.

SECTION 4.04. Cash Sweep; Certain Enforcement Proceeds. e)Notwithstanding the foregoing provisions of this Article IV, at all times during a Cash Sweep Period prior to the occurrence of a Triggering Event, the funds on deposit in the Citibank Concentration Account (as such terms are defined in the Senior Subsidiary Security Agreement as in effect on the 2009 Restatement Effective Date) may be applied in accordance with the provisions of the Senior Credit Agreement, as in effect on the 2009 Restatement Effective Date.  After the occurrence of a Triggering Event, funds on deposit in the Citibank Concentration Account consisting of proceeds of Collateral shall be applied in accordance with the provisions of Section 4.01(a).  The Borrower and the Subsidiary Guarantors will not deposit funds representing Net Cash Proceeds from Reduction Events in the Citibank Concentration Account or into accounts that are swept into the Citibank Concentration Account pursuant to the Senior Loan Documents.

(b)  Notwithstanding the foregoing, for purposes of this Article IV, any proceeds of enforcement of the Second Priority Subsidiary Guarantee Agreement against any Subsidiary Guarantor shall be deemed proceeds of Senior Collateral.

ARTICLE V

Subordination

SECTION 5.01. Perfection and Priority of Security Interests.  f)Any and all security interests, assignments, pledges, mortgages, deeds of trust, deeds to secure debt and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties with respect to the Collateral and securing the Second Priority Debt Obligations are expressly junior in priority, operation and effect to any and all security interests, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties with respect to the Collateral and securing the Senior Obligations, notwithstanding anything to the contrary contained in any agreement or filing to which the Second Priority Collateral Trustee or any Second Priority Debt Party may now or hereafter be a party, and regardless of the time, order or method of attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing.

(b)  The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, acknowledge that a portion of the Senior Obligations represent debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Senior Obligations may be increased, replaced or refinanced, without notice to or consent by the Second Priority Debt Parties and without affecting the provisions hereof.  The lien priorities provided in this Section 5.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof, nor by any action that the Senior Secured Parties or the Second Priority Debt Parties may take or fail to take in respect of the Collateral in accordance with this Agreement.

(c)  For purposes of perfecting the Second Priority Lien in the Collateral and the proceeds thereof, the Subsidiary Guarantors and the Senior Collateral Agent hereby acknowledge that UCC-1 financing statements, patent/trademark/copyright filings and mortgages or other filings or recordings covering the Collateral, naming one or more Subsidiary Guarantors as debtor, and the Second Priority Collateral Trustee, on behalf of the Second Priority Debt Parties, as secured party, may be filed in appropriate public offices from time to time.

(i)  Each of the Second Priority Representatives and each Second Priority Debt Party agrees that all UCC-1 financing statements, patent/trademark/copyright filings (except as provided in clause (ii) below) or other filings or recordings filed or recorded by or on behalf of the Second Priority Debt Parties shall be in form satisfactory to the Senior Collateral Agent and shall contain the following notation: “The interest of the Secured Party in the collateral described herein is junior and subordinate to the interests of Citicorp North America, Inc., and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of June 27, 2001, as amended, refinanced or replaced from time to time, with Rite Aid Corporation in accordance with the provisions of that certain Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company, as Second Priority Collateral Trustee, Citicorp North America, Inc., as Senior Collateral Agent, certain other parties, as Second Priority Representatives, and certain other parties, as Senior Representatives, as amended from time to time.”

(ii)  In addition, each of the Second Priority Representatives and each Second Priority Debt Party agrees that all mortgages, deeds of trust, deeds to secure debt and similar instruments (collectively, “mortgages”), if any, hereafter filed against real and/or personal property pursuant to any Secured Document in favor of or for the benefit of the Second Priority Collateral Trustee and/or the Second Priority Debt Parties shall be in form satisfactory to the Senior Collateral Agent and shall contain the following provision: “The lien of this [Mortgage] is junior and subordinate to the lien of any mortgage now or hereafter granted to Citicorp North America, Inc., and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of June 27, 2001, as amended, replaced or refinanced from time to time, with Rite Aid Corporation and its successors and assigns, in accordance with the provisions of that certain Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company, as Second Priority Collateral Trustee, Citicorp North America, Inc., as Senior Collateral Agent, certain other parties, as Second Priority Representatives, and certain other parties, as Senior Representatives, as amended from time to time.”

(d)  The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree:

(i)  to subordinate the Second Priority Collateral Documents to any lease of any Mortgaged Properties to the same extent that the Senior Collateral Documents are or have been subordinated to such lease, but without affecting the relative priority of the Senior Collateral Documents and the Second Priority Collateral Documents,

(ii)  to grant nondisturbance rights with respect to any lease of any Mortgaged Properties with respect to which the Senior Collateral Agent has granted nondisturbance on substantially the same terms as granted by the Senior Collateral Agent.

(iii)  that if all or any portion of any Mortgaged Property is a leasehold interest, (A) upon termination of any lease creating such leasehold interest (the “Original Lease”), any right of the Second Priority Collateral Trustee to request a “new lease” pursuant to the terms of the Original Lease shall be junior and subordinate to the right of the Senior Collateral Agent to request such a new lease and the Second Priority Collateral Trustee shall not exercise any such right without the prior written consent of the Senior Collateral Agent, (B) the Second Priority Collateral Trustee shall waive, surrender and give up any right either the Second Priority Collateral Trustee or the Second Priority Debt Parties may have to redeem the premises demised by the Original Lease or to continue the Original Lease for its original term after the lessee thereunder has been dispossessed or ejected therefrom by process of law or otherwise and (C) the Senior Lien and the Second Priority Lien shall remain in force or be reinstated with the same relative priority that existed with respect to the Original Lease, and

(iv)  that if the holder or grantor of a Second Priority Collateral Document pays or discharges any Liens prior in right to the Lien created by the Senior Collateral Documents with funds provided by the Second Priority Collateral Trustee or any Second Priority Debt Party, neither the Second Priority Collateral Trustee nor any Second Priority Debt Party shall acquire, by subrogation or otherwise, any claim superior or equivalent to the Lien of the Senior Collateral Documents so long as any indebtedness secured by the Senior Collateral Documents remains outstanding.

Notwithstanding anything to the contrary in the Senior Mortgages, if any, the Senior Collateral Agent, the Senior Representatives and the Senior Secured Parties hereby consent to the assignment of leases and rents to the Second Priority Collateral Trustee for the Second Priority Secured Parties that shall be contained in the Second Priority Mortgages for the purpose of securing and discharging the performance by the Subsidiary Guarantors party thereto, provided, however, that such assignment shall be subject to the terms of this Agreement.  The Senior Collateral Agent, the Senior Representatives and the Senior Secured Parties agree that the terms of each Senior Mortgage, if any, entered into after the 2009 Restatement Effective Date and the rights and remedies of the parties thereto shall be subject to this Agreement.  The Second Priority Collateral Trustee and the Second Priority Debt Parties agree that the terms of each Second Priority Mortgage, if any, entered into after the 2009 Restatement Effective Date and the rights and remedies of the parties thereto shall be subject to this Agreement and subordinated as provided herein.

(e)  The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, acknowledge and agree with the Senior Collateral Agent, the Senior Representatives and the Senior Secured Parties that the arrangements described in clauses (a), (b), (c) and (d) above are solely for the purpose of providing the Second Priority Debt Parties with a perfected second priority Lien in the Collateral under the Second Priority Collateral Documents and shall in no way be construed as imposing any duties or other obligations on the Senior Collateral Agent or Senior Representatives.

In furtherance of the foregoing, the Second Priority Representatives and the Second Priority Debt Parties acknowledge and agree with the Senior Secured Parties that, at all times following a Triggering Event until the Senior Obligation Payment Date, the Senior Collateral Agent shall have the right to sell, transfer or otherwise dispose of or deal with, or cause the Subsidiary Guarantors to sell, transfer or otherwise dispose of or deal with, the Collateral as provided in the Senior Collateral Documents without regard to the security interest of the Second Priority Debt Parties therein, or any rights to which the Second Priority Debt Parties would otherwise be entitled as a result of such security interest, the only obligation of the Senior Collateral Agent to the Second Priority Debt Parties in respect thereof being to deliver to the Second Priority Collateral Trustee or the Second Priority Representatives (unless otherwise directed in writing by the Second Priority Collateral Trustee or by a court of competent jurisdiction) any proceeds remaining from such sale, transfer or other disposition of such Collateral after the Senior Obligation Payment Date or, if the Senior Collateral Agent shall still be in possession of all or any part of such Collateral after such payment and satisfaction in full, such Collateral or such part thereof remaining, without representation or warranty on the part of the Senior Collateral Agent or the Senior Secured Parties, provided that nothing contained in this sentence shall be construed to give rise to, nor shall the Second Priority Collateral Trustee or the Second Priority Debt Parties have, any claims whatsoever against the Senior Collateral Agent, any Senior Representative or any Senior Secured Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Senior Collateral Agent with respect to the Collateral that is permitted by the Collateral Documents (other than with respect to any claims that may arise as a result of the failure of the Senior Collateral Agent, after the Senior Obligation Payment Date, to deliver any such remaining Collateral or proceeds to the Second Priority Collateral Trustee or the Second Priority Representatives).  The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree that they shall not, and shall not attempt to, exercise any rights with respect to (A) the Senior Lien in the Collateral or (B) the Second Priority Lien in the Collateral, whether pursuant to the Second

Priority Collateral Documents or otherwise, until the Senior Obligation Payment Date; provided that nothing in this sentence (or elsewhere in this Agreement) shall preclude (x) exercise of the rights expressly reserved to the Second Priority Collateral Trustee, the Second Priority Representatives and the Second Priority Debt Parties in accordance with the terms of this Agreement or (y) the enforcement of this Agreement.

(f)  In any Bankruptcy Proceeding, until the Senior Obligation Payment Date, the Second Priority Collateral Trustee and the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree not to take any action whatsoever (including voting any claim) in respect of or relating to the Second Priority Debt Obligations, insofar as any such action arises from or relates to the Second Priority Collateral Documents, the Second Priority Lien or relates to the Collateral, in any manner that is inconsistent with or adverse to the rights and priorities of the Senior Secured Parties as set forth herein.

(g)  In the event that in any Bankruptcy Proceeding, the Second Priority Debt Parties shall not have filed a proof of claim in respect of any Second Priority Debt Obligation by the date ten days prior to the latest date on which such proof of claim may be filed, the Senior Collateral Agent is hereby authorized but not obligated, on behalf of any applicable Second Priority Debt Party, to file such proof of claim; provided that any Second Priority Debt Parties shall be entitled to amend, vote or otherwise exercise rights in respect of any such proof of claim so filed by the Senior Collateral Agent to the same extent as they would be permitted under this Agreement to do so had such proof of claim been filed by them.

SECTION 5.02. No Interference; No Right to Instruct Senior Collateral Agent; Payment Over; Reinstatement; Permitted Actions.  g)The Second Priority Collateral Trustee and the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree that:

(i)  they will not take or cause to be taken any action, the purpose or effect of which is to make any Second Priority Lien pari passu with, or to give any Second Priority Debt Party or any Second Priority Representative any preference or priority relative to, the Senior Lien or the Senior Secured Parties with respect to the Collateral or any part thereof;

(ii)  they will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Senior Collateral Agent, the Senior Representatives or any other Senior Secured Party or any other action taken by or on behalf of the Senior Collateral Agent, the Senior Representatives or any other Senior Secured Party permitted to be taken by it pursuant to the Senior Collateral Documents;

(iii)  they have no right to (A) direct the Senior Collateral Agent, any Senior Representative or any other Senior Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents or (B) consent to the exercise by the Senior Collateral Agent, any Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents;

(iv)  they will not institute any suit or assert in any suit, Bankruptcy Proceeding or other proceeding any claim against the Senior Collateral Agent, any Senior Representative or any other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Senior Collateral Agent, the Senior Representatives or any other Senior Secured Party shall be liable for, any action taken or omitted to be taken by the Senior Collateral Agent, the Senior Representatives or the Senior Secured Parties with respect to the Collateral or pursuant to the Senior Collateral Documents;

(v)  until the Senior Obligation Payment Date, they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Subsidiary Guarantor under or with respect to any Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Collateral Document; provided, however, that (A) if there is a Bankruptcy Proceeding with respect to Rite Aid, the Second Priority Collateral Trustee or any Second Priority Debt Party may make claims under and seek to enforce the Second Priority Subsidiary Guarantee Agreement, subject to the subordination provisions thereof and to the other provisions of this Agreement, and (B) none of the Second Priority Collateral Trustee, the Second Priority Representatives or any other Second Priority Debt Party may exercise any right, remedy or power under or with respect to any other Second Priority Debt Document, or otherwise take any action to enforce rights or remedies with respect to any Collateral;

(vi)  until the Senior Obligation Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral or pursuant to the Second Priority Collateral Documents; provided that nothing in this paragraph (or elsewhere in this Agreement) shall restrict the right of the Second Priority Collateral Trustee, any Second Priority Representative or any other Second Priority Debt Party to request “adequate protection” (within the meaning of Section 361 of the U.S. Bankruptcy Code) for the interests of the Second Priority Debt Parties in the Second Priority Collateral in the event of any Bankruptcy Proceeding on a basis that is not inconsistent with the rights and priorities of the Senior Secured Parties as set forth herein, in the Senior Loan Documents and in the Second Priority Debt Documents;

(vii)  they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral; and

(viii)  they will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement or any Senior Debt Document or the validity, perfection, priority or enforceability of the Senior Lien.

(b)  The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree that, in the event of a sale, transfer or other disposition of Collateral following a Triggering Event, any security interest or lien of the Second Priority Debt Parties in such Collateral (but not the proceeds thereof to the extent that such proceeds are to be applied to Second Priority Debt Obligations pursuant to Section 4.01) shall terminate and be released automatically and without further action if the Senior Lien in such Collateral is released.  The Second Priority Collateral Trustee will execute and deliver to the Senior Collateral Agent promptly upon request therefor all necessary instruments and documents to evidence such termination and release.

(c)  Except with respect to proceeds of any sale or other realization on Collateral received by the Second Priority Representatives pursuant to distributions made by the Senior Collateral Agent after the occurrence of a Triggering Event under Section 4.01(a), the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree that if any of them shall obtain possession of any of the Collateral, or shall realize any payment of insurance or condemnation proceeds, proceeds of any sale or other disposition, rents, profits or other income, reserve or compensation of any kind in respect of the Collateral, in any case before the Senior Obligation Payment Date, then they shall hold such Collateral or payment in trust for the Senior Secured Parties and transfer such Collateral or payment, as the case may be, to the Senior Collateral Agent for application in accordance with the provisions of Section 4.01.  If, at any time, all or part of any payment with respect to the Senior Obligations previously made is rescinded for any reason whatsoever, (i) the Second Priority Collateral Trustee, the Second Priority Representatives and the Second Priority Debt Parties shall promptly pay over to the Senior Collateral Agent any payment received by any of them after the occurrence of a Triggering Event in respect of the Collateral or proceeds thereof, and shall promptly turn any Collateral then held by any of them over to the Senior Collateral Agent, in each case to the extent that the Second Priority Debt Parties would not have been entitled to receive or hold such payment or Collateral pursuant to the terms of this Agreement had the rescinded payment in respect of the Senior Obligations never been made in the first instance, and (ii) the provisions set forth in this Agreement shall be reinstated as if such rescinded payment had not been made, until the Senior Obligation Payment Date; provided, however, that the foregoing shall not require the Second Priority Debt Parties to pay over to the Senior Collateral Agent any payment received by them or Collateral delivered to them if such payment or delivery is itself rescinded for any reason (and any such payment or Collateral theretofore paid over to the Senior Secured Parties pursuant to the foregoing provisions shall be released and delivered to the appropriate Person to the extent necessary to effect such rescission.)

(d)  With respect to proceeds of any sale or other realization on Collateral to the extent payable to the Second Priority Representatives for the benefit of the Second Priority Debt Parties pursuant to Section 4.01(a), the Senior Representatives, on behalf of themselves and the other applicable Senior Secured Parties, hereby agree that if any of them shall obtain possession of any of such proceeds before the time when the Second Priority Debt Obligations have been paid in full, then they shall hold such proceeds in trust for the holders of the Second Priority Debt Obligations and transfer such proceeds to the Second Priority Collateral Trustee.

ARTICLE VI

Second Priority Collateral Trustee

SECTION 6.01. Delivery of Secured Documents.  On the 2009 Restatement Effective Date, Rite Aid shall deliver to the Second Priority Collateral Trustee a true and complete copy of each of the Senior Collateral Documents, the Senior Credit Agreement, any Additional Senior Debt Facility and the Second Priority Collateral Documents, each as in effect on the 2009 Restatement Effective Date.  Promptly upon the execution thereof, Rite Aid shall deliver to the Second Priority Collateral Trustee a true and complete copy of any and all amendments, modifications or supplements to any Secured Document and of any Secured Documents entered into after the 2009 Restatement Effective Date.

SECTION 6.02. Information as to Holders.  Rite Aid shall deliver to the Second Priority Collateral Trustee from time to time upon request of the Second Priority Collateral Trustee a list setting forth, by each Secured Document, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the names of the holders thereof and the unpaid principal amount thereof owing to each such holder.  Rite Aid shall furnish or cause to be furnished to the Second Priority Collateral Trustee within 30 days of a request therefor a list setting forth the name and address of each party to whom notices must be sent under the Secured Documents, and Rite Aid agrees to furnish promptly to the Second Priority Collateral Trustee any changes or additions to such list.

SECTION 6.03. Compensation and Expenses.  Rite Aid and each Subsidiary Guarantor, jointly and severally, agrees to pay to the Second Priority Collateral Trustee, from time to time upon demand, (i) compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder and for administering the Trust Estate, as heretofore agreed between the Second Priority Collateral Trustee and Rite Aid, and (ii) all of the reasonable fees, costs and expenses of the Second Priority Collateral Trustee (including the reasonable fees and disbursements of its counsel and such special counsel and other professionals and consultants as the Second Priority Collateral Trustee elects to retain) (a) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement, or the enforcement of any provisions hereof, or (b) incurred or required to be advanced in connection with the administration of the Trust Estate or the preservation, protection or defense of the Second Priority Collateral Trustee’s rights under this Agreement and in and to the Collateral and the Trust Estate.  The obligations of Rite Aid under this Section 6.03 shall survive the termination of this Agreement.

SECTION 6.04. Stamp and Other Similar Taxes.  Rite Aid agrees to indemnify and hold harmless the Second Priority Collateral Trustee and each Secured Party from any present or future claim or liability for any mortgage, stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement and the Collateral Documents.  The obligations of Rite Aid under this Section 6.04 shall survive the termination of this Agreement.

SECTION 6.05. Filing Fees, Excise Taxes, etc.  Rite Aid agrees to pay or to reimburse the Second Priority Collateral Trustee for any and all amounts in respect of all search,

filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement to the extent the same may be paid or reimbursed by Rite Aid without subjecting the Second Priority Collateral Trustee, the Senior Collateral Agent or any Secured Party to any civil or criminal liability.  The obligations of Rite Aid under this Section 6.05 shall survive the termination of this Agreement.

SECTION 6.06. Indemnification.  h)Rite Aid and each of the Subsidiary Guarantors, jointly and severally, agrees to pay, indemnify, and hold the Second Priority Collateral Trustee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents; provided, however, that the Second Priority Collateral Trustee shall not be indemnified under this clause to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction to have resulted from the gross negligence or wilful misconduct of the Second Priority Collateral Trustee.

(b)  In any suit, proceeding or action brought by the Second Priority Collateral Trustee with respect to the Collateral or for any sum owing in respect of Secured Obligations, or to enforce the provisions of any Collateral Document, each of the Subsidiary Guarantors, jointly and severally, shall save, indemnify and keep the Second Priority Collateral Trustee and each of the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever incurred or suffered by the Second Priority Collateral Trustee or such Secured Party, as the case may be, arising out of a breach by any Subsidiary Guarantor of any obligation set forth in this Agreement, or any other Collateral Document and all such obligations of each Subsidiary Guarantor shall be and remain enforceable against and only against such Subsidiary Guarantor and shall not be enforceable against the Second Priority Collateral Trustee or any Secured Party.  The provisions of this Section 6.06 shall survive the termination of this Agreement.

SECTION 6.07. Further Assurances.  At any time and from time to time, upon the written request of the Second Priority Collateral Trustee, and at the joint and several expense of Rite Aid and the Subsidiary Guarantors, Rite Aid and each Subsidiary Guarantor shall promptly execute and deliver any and all such further instruments and documents and take such further action as Second Priority Collateral Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement.  Without limitation of the foregoing or of any requirement of any Second Priority Collateral Document, each Subsidiary Guarantor agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further mortgages, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as may be necessary or desirable, or as the Second Priority Collateral Trustee, and any Second Priority Representative, or any Second Priority Debt Party through its administrative agent, may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to the liens and security interests created by any of the Second Priority Collateral Documents in any of the properties, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Second Priority Collateral Documents and the

liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Second Priority Collateral Trustee the rights granted or now or hereafter intended to be granted to the Second Priority Collateral Trustee under any Second Priority Collateral Document or under any other instrument executed in connection with any Second Priority Collateral Document to which it is or may become a party, and (v) to enable the Second Priority Collateral Trustee to exercise and enforce its rights and remedies hereunder and under each Second Priority Collateral Document with respect to any Second Priority Collateral.

SECTION 6.08. Certain Duties.  The Second Priority Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with such Collateral in the same manner as it customarily deals with similar collateral of other parties held by it.  The Second Priority Collateral Trustee shall promptly deliver to each of the Second Priority Representatives a copy of each notice, request, report or other document delivered to it pursuant to the Second Priority Collateral Documents (unless the Second Priority Collateral Trustee can reasonably determine that such Second Priority Representative has already received the same).

SECTION 6.09. Exculpatory Provisions.  i)The Second Priority Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein contained, all of which are made solely by the Subsidiary Guarantors.  The Second Priority Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Subsidiary Guarantors thereto or as to the security afforded by the Collateral Documents or this Agreement or as to the validity, execution (except its own execution thereof), enforceability, legality or sufficiency of the Collateral Documents or this Agreement or of the Secured Obligations, and the Second Priority Collateral Trustee shall incur no liability or responsibility with respect to any such matters.  The Second Priority Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate.

(b)  The Second Priority Collateral Trustee shall not be required to ascertain or inquire as to the performance by Rite Aid or any other person of any of the covenants or agreements contained herein, in any Collateral Document or in any Secured Document.  Whenever it is necessary, or in the opinion of the Second Priority Collateral Trustee advisable, for the Second Priority Collateral Trustee to ascertain the amount of Secured Obligations then held by a Secured Party, the Second Priority Collateral Trustee may rely on a certificate of such Secured Party as to such amount, and if any Secured Party shall not provide such information to the Second Priority Collateral Trustee, such Secured Party shall not be entitled to receive payments hereunder (in which case the amounts otherwise payable to such Secured Party shall be held in trust for such Secured Party in the applicable Collateral Account) until such Secured Party has provided such information to the Second Priority Collateral Trustee.

(c)  The Second Priority Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or any Collateral Document or any Secured Document, except for such actions or omissions that constitute gross negligence or wilful misconduct by the Second Priority Collateral Trustee as determined by a court of competent jurisdiction.  The Second Priority Collateral Trustee and its affiliates may make credit extensions to, accept deposits from and generally engage in any kind of business with Rite Aid and its Subsidiaries as though the Second Priority Collateral Trustee were not the collateral trustee hereunder.  With respect to any Secured Obligations owing to it, the Second Priority Collateral Trustee shall have the same rights and powers under this Agreement as any Senior Secured Party or any Second Priority Debt Party, as the case may be, and may exercise the same as though it were not the collateral trustee hereunder.  The Second Priority Collateral Trustee, in its individual capacity, may be either a Senior Secured Party or a Second Priority Debt Party.

SECTION 6.10. Delegation of Duties.  The Second Priority Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact which it shall select with due care.  The Second Priority Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it.

SECTION 6.11. Reliance by Second Priority Collateral Trustee.  j)Whenever in the administration of the trusts of this Agreement the Second Priority Collateral Trustee shall deem it necessary or advisable that a matter be proved or established in connection with the taking of any action hereunder by the Second Priority Collateral Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an officer of Rite Aid delivered to the Second Priority Collateral Trustee, and such officers’ certificate shall be full warranty to Second Priority Collateral Trustee for any action taken, suffered or omitted in reliance thereon.

(b)  The Second Priority Collateral Trustee may consult with counsel, and any opinion of such counsel (which may be in-house counsel for the Second Priority Collateral Trustee) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith.  The Second Priority Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

(c)  The Second Priority Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties.  The Second Priority Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Second Priority Collateral Trustee and conforming to the requirements of this Agreement or any Collateral Document.

(d)  The Second Priority Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Second Priority Collateral Trustee by this Agreement unless the Second Priority Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Second Priority Collateral Trustee.

SECTION 6.12. Limitations on Duties of Second Priority Collateral Trustee.  The Second Priority Collateral Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Second Priority Instructing Group.  Except as otherwise expressly provided herein, the Second Priority Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Second Priority Collateral Trustee under the provisions hereof except upon the written request of the Second Priority Instructing Group.  The Second Priority Collateral Trustee shall make available for inspection and copying by any Secured Party each certificate or other paper furnished to the Second Priority Collateral Trustee by Rite Aid or any Subsidiary Guarantor under or in respect of this Agreement, any Collateral Document or any portion of the Trust Estate.

SECTION 6.13. Funds to be Held in Trust.  All funds received by the Second Priority Collateral Trustee under or pursuant to any provision of this Agreement shall be held in trust for the purposes for which they were paid or are held in accordance with the provisions hereof.

SECTION 6.14. Resignation of the Second Priority Collateral Trustee.  k)The Second Priority Collateral Trustee may at any time, by giving 30 days’ prior written notice to Rite Aid and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of (i) 60 days from the date of such notice and (ii) the appointment of a successor collateral trustee or collateral trustees by the Second Priority Instructing Group (subject, if no Triggering Event has occurred, to the approval of Rite Aid, which approval shall not be unreasonably delayed or withheld).  If no successor collateral trustee or collateral trustees shall be appointed and approved within 60 days from the date of the giving of the aforesaid notice of resignation, the Second Priority Collateral Trustee (notwithstanding the termination of all of its other duties and obligations hereunder by reason of such resignation) shall, or any Senior Secured Party, Second Priority Debt Party or Rite Aid may, apply to any court of competent jurisdiction to appoint a successor collateral trustee or collateral trustees (which may be an individual or individuals) to act until such time, if any, as a successor collateral trustee or collateral trustees shall have been appointed as above provided.  Any successor collateral trustee or collateral trustees so appointed by such court shall immediately and without further act be superseded by any successor collateral trustee or collateral trustees approved by the Second Priority Instructing Group as above provided.

(b)  If at any time the Second Priority Collateral Trustee shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Second Priority Collateral Trustee for any other cause, a successor collateral trustee or collateral trustees may be appointed by the Second Priority Instructing Group (subject, if no Triggering Event has occurred, to the approval of Rite Aid, which approval shall not be unreasonably delayed or withheld), and the powers, duties, authority and title of the predecessor collateral trustee or collateral trustees terminated and canceled without procuring the resignation of such predecessor collateral trustee or collateral trustees, and without any other formality (except as may be required by applicable law) other than appointment and designation of a successor collateral trustee or collateral trustees in writing, duly acknowledged, delivered to the predecessor collateral trustee or collateral trustees, and filed for record in each public office, if any, in which this Agreement is required to be filed.

(c)  The appointment and designation referred to in Section 6.14(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral trustee or collateral trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor collateral trustee or collateral trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors.  Such predecessor or predecessors shall, nevertheless, on the written request of the Second Priority Instructing Group or its or their successor collateral trustee or collateral trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and funds held by it or them to such successor collateral trustee or collateral trustees.

(d)  Any required filing for record of the instrument appointing a successor collateral trustees as herein above provided shall be at the expense of Rite Aid.

SECTION 6.15. Status of Successors to Second Priority Collateral Trustee.  Except as permitted by Section 6.14, every successor to the Second Priority Collateral Trustee appointed pursuant to Section 6.14 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight contiguous States, and shall also have capital, surplus and undivided profits of not less than $250,000,000.

SECTION 6.16. Merger of Second Priority Collateral Trustee.  Any corporate Person into which Second Priority Collateral Trustee may be merged, or with which it may be consolidated, or any company resulting from any merger or consolidation to which Second Priority Collateral Trustee shall be a party, shall be Second Priority Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

SECTION 6.17. Appointment of Additional and Separate Second Priority Collateral Trustee.  Whenever (i) the Second Priority Collateral Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, or (ii) the Second Priority Collateral Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of the Second Priority Debt Parties, then in any such case, the Second Priority Collateral Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons approved by the Second Priority Collateral Trustee either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Second Priority Collateral Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers and on substantially the same terms and conditions as set forth in this Agreement, and to vest in such bank, trust company or person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Second Priority Collateral Trustee deemed necessary or advisable by the Second Priority Collateral Trustee.  Each of the Subsidiary Guarantors hereby consents to all actions taken by the Second Priority Collateral Trustee under the foregoing provisions of this Section 6.17.

SECTION 6.18. Removal of Second Priority Collateral Trustee.  The Second Priority Collateral Trustee may be removed and discharged from the responsibilities hereby created at any time by the Second Priority Instructing Group.  The Second Priority Instructing Group may appoint a successor trustee with the consent of Rite Aid (such consent not to be unreasonably withheld).  The removal and discharge of the Second Priority Collateral Trustee shall be effective upon appointment of such successor trustee and such successor trustee’s acceptance of its appointment.

ARTICLE VII

Release of Collateral;
Expiration of Certain Rights

SECTION 7.01. Releases of Collateral.  At any time during which no Triggering Event has occurred and is continuing:

(a)  If any Collateral is to be disposed of in a disposition that is permitted by the Senior Debt Documents and the Second Priority Debt Documents, then the Liens in favor of the Secured Parties under the Collateral Documents with respect to such Collateral (but not the proceeds thereof) will be released automatically upon consummation of such disposition, without the need for any consent or approval by any Secured Party, and the Second Priority Collateral Trustee, the Senior Collateral Agent, the Senior Representatives and the Second Priority Representatives, at the expense of Rite Aid, shall execute such documents as are reasonably necessary to effectuate such release.

(b)  Notwithstanding anything to the contrary in any Second Priority Debt Document, at such time as the Senior Lien in any Collateral is released, the Second Priority Lien in such Collateral shall automatically terminate and be released without the need for any action or consent by or from the Second Priority Collateral Trustee, the Second Priority Instructing Group or any Second Priority Debt Party so long as (i) no Lien securing any Indebtedness remains on such Collateral and (ii) after giving effect to any release of the Second Priority Lien in such Collateral, at least $300,000,000 in aggregate principal amount of Indebtedness shall remain outstanding under the Senior Facilities.

(c)  Notwithstanding anything to the contrary in any Second Priority Debt Document, at such time as a Subsidiary Guarantor ceases to guarantee or be an obligor in respect of, or to pledge any of its assets to secure, any Senior Obligations, such Subsidiary Guarantor shall be automatically released from all its obligations under the Second Priority Subsidiary Guarantee Agreement and the other Second Priority Collateral Documents without the need for any action or consent by or from the Second Priority Collateral Trustee, the Second Priority

Instructing Group or any Second Priority Debt Party so long as (i) such Subsidiary Guarantor ceases to guarantee or be an obligor in respect of, or to pledge its assets to secure, any Indebtedness that is secured by the Collateral and (ii) after giving effect to any such release, at least $300,000,000 in aggregate principal amount of Indebtedness shall remain outstanding under the Senior Facilities.

(d)  The Lien of any Collateral Document may, at any time, be released in whole or in part by the Senior Collateral Agent (in the case of the Senior Lien) or the Second Priority Collateral Trustee (in the case of the Second Priority Lien) pursuant to written directions signed by the Majority Senior Parties (or the Senior Collateral Agent on behalf of the Majority Senior Parties) or the Second Priority Instructing Group, respectively; provided that the release of all or substantially all of the Senior Collateral shall require the written consent of all the Senior Lenders and, to the extent provided in the applicable Additional Senior Debt Documents, the Additional Senior Debt Parties and the release of all or substantially all of the Second Priority Collateral shall require the written consent of all Second Priority Secured Parties.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Amendments, Supplements and Waivers.  Except as otherwise provided in Section 8.12, the Majority Senior Parties (or the Senior Collateral Agent acting with the approval of the Majority Senior Parties) and the Second Priority Instructing Group (and with respect to any such amendment, supplement or waiver (i) which by the terms of this Agreement requires Rite Aid’s consent or which increases the obligations or reduces the rights of Rite Aid or any Subsidiary Guarantor, with the consent of Rite Aid, (ii) which by the terms of this Agreement requires the Second Priority Collateral Trustee’s consent or which increases the obligations or reduces the rights of the Second Priority Collateral Trustee, with the consent of the Second Priority Collateral Trustee, (iii) which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility, as the case may be, in a manner materially different from its effect on the other Second Priority Facilities, with the consent of the Representative for such Second Priority Facility and (iv)  which by its terms adversely affects the rights of the Additional Senior Debt Parties under a particular Additional Senior Debt Facility, as the case may be, in a manner materially different from its effect on the other Additional Senior Debt Facilities, with the consent of the Representative for such Additional Senior Debt Facility) may from time to time amend, supplement or waive any provision hereof.  Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Secured Parties and their respective successors and assigns.

SECTION 8.02. Notices.  All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy communications) and shall be sent by mail, telecopier or hand delivery:

(i)  If to Rite Aid or any Subsidiary Guarantor, to Rite Aid, at its address at: 30 Hunter Lane, Camp Hill, PA 17011, Attention of General Counsel, telecopy 717-975-5905;

(ii)  If to the Second Priority Collateral Trustee, to: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE  19890-0001,  Attention of Corporate Trust Administration, telecopy 302-651-8882;

(iii)  If to the original Senior Collateral Agent, to it at: Citicorp North America, Inc., 388 Greenwich Street, New York, NY 10013, Attention of Thomas Halsch, telecopy 646-328-3784;

(iv)  If to the trustee for the 2016 10.375% Notes, to The Bank of New York Mellon Trust Company, N.A. 2 North LaSalle Street, Suite 1020, Chicago, IL 60602, Attention of Corporate Trust Administration, telecopy 312-827-8542;

(v)  If to the trustee for the 2017 7.5% Notes, to The Bank of New York Mellon Trust Company, N.A. 2 North LaSalle Street, Suite 1020, Chicago, IL 60602, Attention of Corporate Trust, telecopy 312-827-8542; and

(vi)  If to any other Second Priority Representative or Senior Representative, to it at the address specified by it in the Representative Supplement delivered by it pursuant to Section 8.12.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or when telecopied.  Any party hereto may from time to time change the address to which notices are to be given to it hereunder by giving written notice of such new address to the other parties to this Agreement.

SECTION 8.03. Headings.  Headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 8.04. Severability.  If any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.05. Dealings with the Subsidiary Guarantors.  Upon any application or demand by Rite Aid or any Subsidiary Guarantor to the Second Priority Collateral Trustee or the Senior Collateral Agent to take or permit any action under any of the provisions of this Agreement or under any Collateral Document, Rite Aid or such Subsidiary Guarantor, as appropriate, shall furnish to the Second Priority Collateral Trustee or the Senior Collateral Agent a certificate of an appropriate officer stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 8.06. Binding Effect.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and assigns, and nothing herein or in any Collateral Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, the Collateral or the Trust Estate.  Each of the Representatives in respect of each Debt Facility represents that it has the authority to enter into this Agreement on behalf of the Secured Parties that are party to the Senior Debt Documents or Second Priority Debt Documents relating to such Debt Facility and that this Agreement will be binding on such Secured Parties, assuming their due authorization, execution and delivery of such Senior Debt Documents or Second Priority Debt Documents.

SECTION 8.07. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

SECTION 8.08. Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.09. Consent to Jurisdiction and Service of Process.  l)Rite Aid and each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any Collateral Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Senior Collateral Agent, the Second Priority Collateral Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Documents against Rite Aid or any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

(b)  Rite Aid and each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 8.10. Waiver Of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.11. Additional Subsidiary Guarantors.  Pursuant to the Senior Debt Documents and the Second Priority Debt Documents, certain wholly owned Domestic Subsidiaries of Rite Aid which are acquired or organized after the 2009 Restatement Effective Date are required to enter into this Agreement as provided therein.  Upon execution and delivery by a Subsidiary of Rite Aid of an instrument in the form of Annex 2, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein.  The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Second Priority Collateral Trustee and the Senior Collateral Agent. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

SECTION 8.12. Additional Debt.  To the extent, but only to the extent, permitted by the provisions of the Senior Debt Documents and the Second Priority Debt Documents, Rite Aid may incur or issue and sell one or more series or classes of Second Priority Debt and one or more series or classes of Senior Facilities.  Any such additional class or series of Second Priority Debt (the “Second Priority Class Debt”) may be secured by the Second Priority Lien and may be Guaranteed by the Subsidiary Guarantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, if and subject to the condition that the Representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (vi), as applicable, of the immediately succeeding paragraph.  Any such additional class or series of Senior Facilities (the “Senior Class Debt”; and the Senior Class Debt and Second Priority Class Debt, collectively, the “Class Debt”) may be secured by the Senior Lien and may be Guaranteed by the Subsidiary Guarantors on a senior basis, in each case under and pursuant to the Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”; and the Senior Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties”; and the Senior Class Debt Parties and Second Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (vi), as applicable, of the immediately succeeding paragraph.

In order for a Class Debt Representative to become a party to this Agreement:

(i)  such Class Debt Representative shall have executed and delivered an instrument substantially in the form of Annex 3 (if such Representative is a Second Priority Class Debt Representative) or Annex 4 (if such Representative is a Senior Class Debt Representative) (with such changes as may be approved by the Senior Collateral Agent and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii)  Rite Aid shall have delivered to the Senior Collateral Agent and the Second Priority Collateral Trustee true and complete copies of each of the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by a Financial Officer of Rite Aid;

(iii)  in the case of any Second Priority Class Debt, all filings, recordations and/or amendments or supplements to the Second Priority Collateral Documents necessary or desirable in the opinion of the Second Priority Collateral Trustee to confirm and perfect the Second Priority Lien’s securing the relevant Second Priority Debt Obligations relating to such Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of Second Priority Collateral Trustee), and all fees and taxes in connection therewith shall have been paid;

(iv)  in the case of any Senior Class Debt, all filings, recordations and/or amendments or supplements to the Senior Collateral Documents necessary or desirable in the opinion of the Senior Collateral Agent to confirm and perfect the Senior Liens securing the relevant Senior Obligations relating to such Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Senior Collateral Agent), and all fees and taxes in connection therewith shall have been paid;

(v)  the Second Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide, in a manner reasonably satisfactory to the Senior Collateral Agent and the Second Priority Collateral Trustee, that each Class

Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt; and

(vi)  the Senior Collateral Agent and the Second Priority Collateral Trustee shall have received such opinions of outside counsel to Rite Aid and such Class Debt Representative as any of them may request and such other documents relating to the matters referred to in clauses (i), (ii), (iii) and (iv) as any of them may reasonably request, and such opinions and other documents shall be satisfactory in form and substance to the Senior Collateral Agent and the Second Priority Collateral Trustee.

Notwithstanding anything to the contrary contained herein (including Section 8.01 hereof) or in any Second Priority Collateral Document, any filings, recordations or amendments or supplements contemplated by clause (iii) or (iv) above (x) shall be subject to the prior approval of the Senior Collateral Agent, Second Priority Collateral Trustee (but only with respect to such filings, recordings or amendments or supplements contemplated by clause (iii) above) and Rite Aid and (y) in the case of any such amendment or supplement to a Second Priority Collateral Document, shall be entered into by Rite Aid, the Subsidiary Guarantors, the Second Priority Collateral Trustee and consented to by the Senior Collateral Agent and the relevant Class Debt Representative, but shall not require the consent or approval of any other Senior Secured Party or Second Priority Secured Party, and shall become effective upon satisfaction of each of the conditions set forth above.

SECTION 8.13. Bailee for Perfection.  The Senior Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, possession of Collateral pursuant to the Senior Collateral Documents which is also Collateral under the Second Priority Collateral Documents, such possession is also for the benefit of the Second Priority Collateral Trustee and the Second Priority Secured Parties to the extent required to perfect their security interest in such Collateral.  Nothing in the preceding sentence shall be construed to impose any additional duty on the Senior Collateral Agent with respect to such Collateral or provide the Second Priority Collateral Trustee or any Second Priority Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement.

SECTION 8.14. Restatement of Existing Agreement.  The parties hereto confirm that this Agreement constitutes an amendment and restatement of the Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, as amended and restated as of May 28, 2003,  and as further amended prior to the 2009 Amendment and Restated Effective Date (the “Original Intercreditor Agreement”), among Rite Aid, the subsidiary guarantors party thereto, Wilmington Trust Company, as the Second Priority Collateral Trustee, Citicorp North America, Inc., and certain Second Priority Representatives.  In accordance with Sections 6.12 and 8.01 of the Original Intercreditor Agreement, (i) CNAI, with the consent and authority of the Majority Senior Parties, and (ii) The Bank of New York Mellon Trust Company, N.A., in its capacity as the Second Priority Representative which, by reason of the 2017 7.5% Notes and the 2016 10.375% Notes in the aggregate representing a majority of the current aggregate amount of outstanding Second Priority Debt Obligations, constitutes the sole member of the Second Priority Instructing Group, hereby consent to the execution and delivery of, and authorize and instruct the Second Priority Collateral Trustee to execute and deliver, this Agreement.

SECTION 8.15. Incorporation by Reference.  In connection with its execution of this Agreement, The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Class Representative of each of the 7.5% Senior Secured Notes due 2017 and 10.375% Senior Secured Notes due 2016, is entitled to all rights, privileges and protections, immunities, benefits and indemnities provided by the Company to it pursuant to each of the 2017 7.5% Note Indenture and 2016 10.375% Note Indenture.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

RITE AID CORPORATION,

By:	/s/ Frank Vitrano
Name: Frank Vitrano
Title: Senior Executive Vice President,
Chief Financial Officer and Chief Administrative Officer:

THE SUBSIDIARY GUARANTORS LISTED ON ANNEX 1 HERETO,

By:	/s/ Marc Strassler
Name: Marc Strassler
Title: Senior Vice President & Assistant Secretary

THE SUBSIDIARY GUARANTORS LISTED ON ANNEX 2 HERETO,

By:	/s/ Marc Strassler
Name: Marc Strassler
Title: Authorized Signatory

WILMINGTON TRUST COMPANY, as Second Priority Collateral Trustee,

By	/s/ James A Hanley
Name: James A. Hanley
Title: Vice President

CITICORP NORTH AMERICA, INC., as Senior Collateral Agent,

By	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee under the 2017 7.5% Note Indenture,

By	/s/ D.G. Donovan
Name: D.G. Donovan
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee under the 2016 10.375% Note Indenture,

By	/s/ D.G. Donovan
Name: D.G. Donovan
Title: Vice President

Annex 1 to the
Collateral Trust and Intercreditor Agreement

SUBSIDIARY GUARANTORS

1.	112 Burleigh Avenue Norfolk, LLC

2.	1515 West State Street Boise, Idaho, LLC

3.	1740 Associates, L.L.C.

4.	3581 Carter Hill Road–Montgomery Corp.

5.	4042 Warrensville Center Road – Warrensville Ohio, Inc.

6.	5277 Associates, Inc.

7.	537 Elm Street Corp.

8.	5600 Superior Properties, Inc.

9.	657-659 Broad St. Corp.

10.	764 South Broadway-Geneva, Ohio, LLC

11.	Ann & Government Streets - Mobile, Alabama, LLC

12.	Apex Drug Stores, Inc.

13.	Broadview and Wallings-Broadview Heights Ohio, Inc.

14.	Brooks Pharmacy, Inc.

15.	Central Avenue and Main Street - Petal, MS, LLC

16.	Eagle Managed Care Corp.

17.	Eckerd Corporation

18.	Eckerd Fleet, Inc.

19.	EDC Drug Stores, Inc.

20.	Eighth and Water Streets – Urichsville, Ohio, LLC

21.	England Street-Asheland Corporation

22.	Fairground, L.L.C.

23.	GDF, Inc.

24.	Genovese Drug Stores, Inc.

25.	Gettysburg and Hoover-Dayton, Ohio, LLC

26.	Harco, Inc.

27.	K & B Alabama Corporation

28.	K & B Louisiana Corporation

29.	K & B Mississippi Corporation

30.	K & B Services, Incorporated

31.	K & B Tennessee Corporation

32.	K&B Texas Corporation

33.	K & B, Incorporated

34.	Keystone Centers, Inc.

35.	Lakehurst and Broadway Corporation

36.	Maxi Drug North, Inc.

37.	Maxi Drug South, L.P.

38.	Maxi Drug, Inc.

39.	Maxi Green Inc.

40.	Mayfield & Chillicothe Roads – Chesterland, LLC

41.	MC Woonsocket, Inc.

42.	Munson & Andrews, LLC

43.	Name Rite, L.L.C.

44.	Northline & Dix – Toledo – Southgate, LLC

45.	P.J.C. Distribution, Inc.

46.	P.J.C. Realty Co., Inc.

47.	Patton Drive and Navy Boulevard Property Corporation

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48.	Paw Paw Lake Road & Paw Paw Avenue–Coloma, Michigan, LLC

49.	PDS-1 Michigan, Inc.

50.	Perry Distributors, Inc.

51.	Perry Drug Stores, Inc.

52.	PJC Dorchester Realty LLC

53.	PJC East Lyme Realty LLC

54.	PJC Haverhill Realty LLC

55.	PJC Hermitage Realty LLC

56.	PJC Hyde Park Realty LLC

57.	PJC Lease Holdings, Inc.

58.	PJC Manchester Realty LLC

59.	PJC Mansfield Realty LLC

60.	PJC New London Realty LLC

61.	PJC of Cranston, Inc.

62.	PJC of East Providence, Inc.

63.	PJC of Massachusetts, Inc.

64.	PJC of Rhode Island, Inc.

65.	PJC of Vermont Inc.

66.	P.J.C. of West Warwick, Inc.

67.	PJC Peterborough Realty LLC

68.	PJC Providence Realty LLC

69.	PJC Realty MA, Inc.

70.	PJC Realty N.E. LLC

71.	PJC Revere Realty LLC

72.	PJC Special Realty Holdings, Inc.

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73.	Ram-Utica, Inc.

74.	RDS Detroit, Inc.

75.	Read's Inc.

76.	Rite Aid Drug Palace, Inc.

77.	Rite Aid Hdqtrs. Corp.

78.	Rite Aid of Alabama, Inc.

79.	Rite Aid of Connecticut, Inc.

80.	Rite Aid of Delaware, Inc.

81.	Rite Aid of Florida, Inc.

82.	Rite Aid of Georgia, Inc.

83.	Rite Aid of Illinois, Inc.

84.	Rite Aid of Indiana, Inc.

85.	Rite Aid of Kentucky, Inc.

86.	Rite Aid of Maine, Inc.

87.	Rite Aid of Maryland, Inc.

88.	Rite Aid of Massachusetts, Inc.

89.	Rite Aid of Michigan, Inc.

90.	Rite Aid of New Hampshire, Inc.

91.	Rite Aid of New Jersey, Inc.

92.	Rite Aid of New York, Inc.

93.	Rite Aid of North Carolina, Inc.

94.	Rite Aid of Ohio, Inc.

95.	Rite Aid of Pennsylvania, Inc.

96.	Rite Aid of South Carolina, Inc.

97.	Rite Aid of Tennessee, Inc.

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98.	Rite Aid of Vermont, Inc.

99.	Rite Aid of Virginia, Inc.

100.	Rite Aid of Washington, D.C., Inc.

101.	Rite Aid of West Virginia, Inc.

102.	Rite Aid Realty Corp.

103.	Rite Aid Rome Distribution Center, Inc.

104.	Rite Aid Services, L.L.C.

105.	Rite Aid Transport, Inc.

106.	RX Choice, Inc.

107.	Seven Mile and Evergreen – Detroit, LLC

108.	Silver Springs Road – Baltimore, Maryland/One, LLC

109.	Silver Springs Road – Baltimore, Maryland/Two, LLC

110.	State & Fortification Streets – Jackson, Mississippi, LLC

111.	State Street and Hill Road – Gerard, Ohio, LLC

112.	The Lane Drug Company

113.	Thrift Drug Services, Inc.

114.	Thrift Drug, Inc.

115.	Thrifty Corporation

116.	Thrifty PayLess, Inc.

117.	Tyler and Sanders Roads, Birmingham - Alabama, LLC

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Annex 2 to the
Collateral Trust and Intercreditor Agreement

Subsidiary Guarantors

1.	Rite Fund, Inc.

2.	Rite Investments Corp.

3.	Rite Aid Hdqtrs. Funding, Inc.

4.	EDC Licensing, Inc.

5.	JCG Holdings (USA), Inc.

6.	JCG (PJC) USA, LLC

7.	The Jean Coutu Group (PJC) USA, Inc.

Annex 2 to the
Collateral Trust and Intercreditor Agreement

SUPPLEMENT NO.    dated as of     , to the AMENDED AND RESTATED COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of June 27, 2001, as amended and restated as of May 28, 2003, as further amended and restated as of June 5, 2009 (the “Collateral Trust and Intercreditor Agreement”), among Rite Aid Corporation (“Rite Aid”), certain subsidiaries of Rite Aid (each a “Subsidiary Guarantor”), Wilmington Trust Company, a Delaware banking corporation, as Second Priority Collateral Trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp North America, Inc., a Delaware corporation, as Senior Collateral Agent for the Senior Secured Parties under the Senior Collateral Documents, and each other Second Priority Representative and Senior Representatives from time to time a party thereto.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Trust and Intercreditor Agreement, including the Definitions Annex referred to therein.

B.  The Subsidiary Guarantors have entered into the Collateral Trust and Intercreditor Agreement.  Pursuant to the Senior Credit Agreement, certain Additional Senior Debt Documents and certain Second Priority Debt Documents, certain newly acquired or organized Domestic Subsidiaries of Rite Aid are required to enter into the Collateral Trust and Intercreditor Agreement.  Section 8.11 of the Collateral Trust and Intercreditor Agreement provides that such Subsidiaries may become party to the Collateral Trust and Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary Guarantor”) is executing this Supplement in accordance with the requirements of the Senior Credit Agreement in order to induce the Senior Lenders to make additional extensions of credit thereunder and as consideration for extensions of credit previously made, and in accordance with any applicable requirements of the Second Priority Debt Documents and Additional Senior Debt Documents.

Accordingly, the Second Priority Collateral Trustee, the Senior Collateral Agent and the New Subsidiary Guarantor agree as follows:

SECTION 1.  In accordance with Section 8.11 of the Collateral Trust and Intercreditor Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Collateral Trust and Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Collateral Trust and Intercreditor Agreement applicable to it as a Subsidiary Guarantor thereunder.  Each reference to a “Subsidiary Guarantor” in the Collateral Trust and Intercreditor Agreement shall be deemed to include the New Subsidiary Guarantor.  The Collateral Trust and Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary Guarantor represents and warrants to the Second Priority Collateral Trustee, the Senior Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when each of the Second Priority Collateral Trustee and the Senior Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary Guarantor.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Collateral Trust and Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Trust and Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.02 of the Collateral Trust and Intercreditor Agreement.  All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it in care of Rite Aid as specified in the Collateral Trust and Intercreditor Agreement.

SECTION 8.  The New Subsidiary Guarantor agrees to reimburse each of the Second Priority Collateral Trustee and the Senior Collateral Agent for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee and the Senior Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary Guarantor, the Second Priority Collateral Trustee and the Senior Collateral Agent have duly executed this Supplement to the Collateral Trust and Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GUARANTOR],

By
Name:
Title: Authorized Signatory

Acknowledged by:
WILMINGTON TRUST COMPANY, as Second Priority Collateral Trustee,
By
Name:
Title:

CITICORP NORTH AMERICA, INC., as Senior Collateral Agent,

By
Name:
Title:

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Annex 3 to the
Collateral Trust and Intercreditor Agreement

REPRESENTATIVE SUPPLEMENT NO.    dated as of     , to the AMENDED AND RESTATED COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of June 27, 2001, as amended and restated as of May 28, 2003, as further amended and restated as of June [   ], 2009 (the “Collateral Trust and Intercreditor Agreement”), among Rite Aid Corporation (“Rite Aid”), certain subsidiaries of Rite Aid (each a “Subsidiary Guarantor”), Wilmington Trust Company, a Delaware banking corporation, as Second Priority Collateral Trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp North America, Inc., a Delaware corporation, as Senior Collateral Agent for the Senior Secured Parties under the Senior Collateral Documents, and the Second Priority Representatives and Senior Representatives from time to time a party thereto.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Trust and Intercreditor Agreement, including the Definitions Annex referred to therein.

B.  As a condition to the ability of Rite Aid to issue additional Second Priority Debt and to secure such Second Priority Class Debt with the Second Priority Lien and to have such Second Priority Class Debt guaranteed by the Subsidiary Guarantors on a subordinated basis, in each case under and pursuant to the Second Priority Collateral Documents, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Collateral Trust and Intercreditor Agreement.  Section 8.12 of the Collateral Trust and Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the Collateral Trust and Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.12.  The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Second Priority Collateral Trustee, the Senior Collateral Agent and the New Representative agree as follows:

SECTION 1.  In accordance with Section 8.12 of the Collateral Trust and Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the Collateral Trust and Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Collateral Trust and Intercreditor Agreement applicable to it as a Second Priority Class Debt Representative and to

the Second Priority Class Debt Parties that it represents as Second Priority Secured Parties.  Each reference to a “Representative” or “Second Priority Representative” in the Collateral Trust and Intercreditor Agreement shall be deemed to include the New Representative.  The Collateral Trust and Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Representative represents and warrants to the Second Priority Collateral Trustee, the Senior Collateral Agent and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Priority Debt Documents relating to such Second Priority Class Debt provide that, upon the New Representatives entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the Collateral Trust and Intercreditor Agreement as Second Priority Secured Parties.

SECTION 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when each of the Second Priority Collateral Trustee and the Senior Collateral Agent shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative.  Delivery of an executed signature page to this Representative Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Collateral Trust and Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Trust and Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.02 of the Collateral Trust and Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

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SECTION 8.  Rite Aid agrees to reimburse each of the Second Priority Collateral Trustee and the Senior Collateral Agent for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee and the Senior Collateral Agent.

                      SECTION 9.  The New Representative agrees to be bound by the provisions of Section 8.09 of the Collateral Trust and Intercreditor with the same force and effect as if each reference in such Section to Rite Aid or any party or parties thereto were a reference to such New Representative.

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IN WITNESS WHEREOF, the New Representative, the Second Priority Collateral Trustee and the Senior Collateral Agent have duly executed this Representative Supplement to the Collateral Trust and Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By
Name:
Title: Authorized Signatory

Address for notices:

attention of:

Telecopy:

Acknowledged by:
WILMINGTON TRUST COMPANY, as Second Priority Collateral Trustee,
By
Name:
Title:

CITICORP NORTH AMERICA, INC., as Senior Collateral Agent,

By
Name:
Title:

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Annex 4 to the
Collateral Trust and Intercreditor Agreement

REPRESENTATIVE SUPPLEMENT NO.    dated as of     , to the AMENDED AND RESTATED COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of June 27, 2001, as amended and restated as of May 28, 2003, as further amended and restated as of June [   ], 2009 (the “Collateral Trust and Intercreditor Agreement”), among Rite Aid Corporation (“Rite Aid”), certain subsidiaries of Rite Aid (each a “Subsidiary Guarantor”), Wilmington Trust Company, a Delaware banking corporation, as Second Priority Collateral Trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp North America, Inc., a Delaware corporation,  as Senior Collateral Agent for the Senior Secured Parties under the Senior Collateral Documents, and the Second Priority Representatives and Senior Representatives from time to time a party thereto.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Trust and Intercreditor Agreement, including the Definitions Annex referred to therein.

B.  As a condition to the ability of Rite Aid to issue Additional Senior Debt and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Subsidiary Guarantors on a senior basis, in each case under and pursuant to the Senior Collateral Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Collateral Trust and Intercreditor Agreement.  Section 8.12 of the Collateral Trust and Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Collateral Trust and Intercreditor Agreement,  pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.12.  The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the Second Priority Collateral Trustee, the Senior Collateral Agent and the New Representative agree as follows:

SECTION 1.  In accordance with Section 8.12 of the Collateral Trust and Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Collateral Trust and Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Collateral Trust and Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Secured Parties.  Each reference to a “Representative” or “Senior Representative” in the Collateral Trust and Intercreditor Agreement shall be deemed to include the New

Representative.  The Collateral Trust and Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Representative represents and warrants to the Second Priority Collateral Trustee, the Senior Collateral Agent and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representatives entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Collateral Trust and Intercreditor Agreement as Senior Secured Parties.

SECTION 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when each of the Second Priority Collateral Trustee and the Collateral Agent shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative.  Delivery of an executed signature page to this Representative Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Collateral Trust and Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Trust and Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.02 of the Collateral Trust and Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

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SECTION 8.  Rite Aid agrees to reimburse each of the Second Priority Collateral Trustee and the Senior Collateral Agent for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee and the Senior Collateral Agent.

SECTION 9.  The New Representative agrees to be bound by the provisions of Section 8.09 of the Collateral Trust and Intercreditor with the same force and effect as if each reference in such Section to Rite Aid or any party or parties thereto were a reference to such New Representative.

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IN WITNESS WHEREOF, the New Representative, the Second Priority Collateral Trustee and the Senior Collateral Agent have duly executed this Representative Supplement to the Collateral Trust and Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By
Name:
Title: Authorized Signatory

Address for notices:

attention of:

Telecopy:

Acknowledged by:
WILMINGTON TRUST COMPANY, as Second Priority Collateral Trustee,
By
Name:
Title:

CITICORP NORTH AMERICA, INC., as Senior Collateral Agent,

By
Name:
Title:

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Definitions Annex to the
Collateral Trust and Intercreditor Agreement

DEFINITIONS ANNEX

This is the Definitions Annex referred to in the Senior Loan Documents and the Second Priority Debt Documents.  Each capitalized term used herein shall have the meaning assigned to it below or, if not defined herein, the meaning assigned to it in the applicable Senior Loan Document or Second Priority Debt Document.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

References to any agreement are to such agreement as amended, modified or supplemented from time to time in accordance with the terms thereof and of each Senior Loan Document and Second Priority Debt Document containing restrictions or imposing conditions on the amendment, modification or supplementing of such agreement.

“2009 Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of June 5, 2009, among Rite Aid, the Subsidiary Loan Parties, the Senior Lenders party thereto and the Administrative Agent.

“2009 Restatement Effective Date” means the date on which the amendment and restatement of the Original Restated Credit Agreement pursuant to the 2009 Amendment and Restatement Agreement becomes effective pursuant to its terms.

“2016 10.375% Note Indenture” means the Indenture dated as of July 9, 2008, among Rite Aid, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 2016 10.375% Notes.

“2016 10.375% Notes” means the 10.375% Senior Secured Notes Due 2016 issued pursuant to the 2016 10.375% Note Indenture, and the Guarantees thereof by the Subsidiary Guarantors.

“2017 7.5% Note Indenture” means the Indenture dated as of February 21, 2007, among Rite Aid, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 2017 7.5% Notes.

 “2017 7.5% Notes” means the 7.5% Senior Secured Notes of the Borrower due 2017 issued pursuant to the 2017 7.5% Note Indenture, and the Guarantees thereof by the Subsidiary Guarantors.

“2017 9.50% Note Indenture” means the Amended and Restated Indenture dated as of June 4, 2007, among Rite Aid, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 2017 9.50% Notes.

“2017 9.50% Notes” means the 9.50% Senior Notes due 2017 issued pursuant to the 2017 9.50% Note Indenture, and the Guarantees thereof by the Subsidiary Guarantors.

“8.125% Note Indenture” means the Indenture dated as of April 22, 2003, among Rite Aid, the Subsidiary Guarantors and BNY Midwest Trust Company, as trustee, relating to the 8.125% Notes.

“8.125% Notes” means the 8.125% Senior Secured Notes of the Borrower due 2010 issued pursuant to the 8.125% Note Indenture and any Registered Equivalent Notes issued in exchange therefor.

“8.625% Note Indenture” means the Indenture dated February 21, 2007, among Rite Aid, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 8.625% Notes.

“8.625% Notes” means the 8.625% Senior Notes of the Borrower due 2015 issued pursuant to the 8.625% Note Indenture.

“9.25% Note Indenture” means the Indenture dated as of May 20, 2003, between Rite Aid and BNY Midwest Trust Company, as Trustee, relating to the 9.25% Notes.

“9.25% Notes” means the 9.25% Senior Notes of the Borrower due 2013 issued pursuant to the 9.25% Note Indenture and any Registered Equivalent Notes issued in exchange therefor.

“9.375% Note Indenture” means the Amended and Restated Indenture dated as of June 4, 2007, between Rite Aid, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 9.375% Notes.

“9.375% Notes” means the 9.375% Senior Notes of the Borrower due 2015 issued pursuant to the 9.375% Note Indenture, and the Guarantees thereof by the Subsidiary Guarantors.

“12.5% Note Indenture” means the Indenture dated as of June 27, 2001, among Rite Aid, the Subsidiary Guarantors and U.S. Bank and Trust, as trustee, relating to the 12.5% Notes.

“12.5% Notes” means the 12.5% Senior Secured Notes due 2006 of Rite Aid issued on the Effective Date pursuant to the 12.5% Note Indenture.

“Additional Senior Debt” means any Indebtedness of Rite Aid (other than Indebtedness constituting Senior Loan Obligations) Guaranteed by the Subsidiary Guarantors pursuant to the Senior Subsidiary Guarantee Agreement (and not Guaranteed by any other Subsidiary) with such Guarantees secured by the Senior Collateral on a pari passu basis (but without regard to control of remedies) with the Senior Loan Obligations (and not secured by Liens on any other assets of Rite Aid or any Subsidiary); provided, however, that (i) such Indebtedness is permitted to be incurred, secured and Guaranteed on such basis by each Senior Debt Document and Second Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to

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(A) the Collateral Trust and Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.12 thereof and (B) the Senior Lien Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 5.02(c) thereof, provided further that, if such Indebtedness will be the initial Additional Senior Debt incurred by Rite Aid, then the Subsidiary Guarantors, the Senior Collateral Agent and the Representative for such Indebtedness shall have executed and delivered the Senior Lien Intercreditor Agreement.  Additional Senior Debt shall include any Registered Equivalent Notes and Guarantees thereof by the Subsidiary Guarantors pursuant to the Senior Subsidiary Guarantee Agreement issued in exchange thereof.

“Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the promissory notes, indentures, Collateral Documents or other operative agreements evidencing or governing such Indebtedness, including the Senior Collateral Documents.

“Additional Senior Debt Facility” means each indenture or other governing agreement with respect to any Additional Senior Debt.

“Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, (a) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any Bankruptcy Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Senior Debt, (b) all other amounts payable to the related Additional Senior Debt Parties under the related Additional Senior Debt Documents and (c) any renewals or extensions of the foregoing.

“Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any Obligor under any related Additional Senior Debt Documents, but shall not include the Obligors or any Controlled Affiliates thereof (unless such Obligor or Controlled Affiliate is a holder of such Indebtedness, a trustee or agent therefor or beneficiary of such an indemnification obligation named as such in an Additional Senior Debt Document).

“Additional Senior Instructing Group” means Senior Representatives with respect to Additional Senior Debt Facilities under which at least a majority of the then aggregate amount of Additional Senior Debt Obligations are outstanding.

“Affiliate” means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Asset Sale” means any sale, lease, assignment, transfer or other disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset (whether now owned or hereafter acquired, whether in one transaction or a series of

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transactions and whether by way of merger or otherwise) of the Borrower or any Subsidiary (including of any Equity Interest in a Subsidiary).

“Attributable Debt” means, as to any particular Capital Lease or Sale and Leaseback Transaction under which the Borrower or any Subsidiary is at the time liable, as of any date as of which the amount thereof is to be determined (a) in the case of a transaction involving a Capital Lease, the amount as of such date of Capital Lease Obligations with respect thereto and (b) in the case of a Sale and Leaseback Transaction not involving a Capital Lease, the then present value of the minimum rental obligations under such Sale and Leaseback Transaction during the remaining term thereof (after giving effect to any extensions at the option of the lessor) computed by discounting the rental payments at the actual interest factor included in such payments or, if such interest factor cannot be readily determined, at the rate per annum that would be applicable to a Capital Lease of the Borrower having similar payment terms.  The amount of any rental payment required to be made under any such Sale and Leaseback Transaction not involving a Capital Lease may exclude amounts required to be paid by the lessee on account of maintenance and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges, whether or not characterized as rent.  Any determination of any rate implicit in the terms of a Capital Lease or a lease in a Sale and Leaseback Transaction not involving a Capital Lease made in accordance with generally accepted financial practices by the Borrower shall be binding and conclusive absent manifest error.

“Bankruptcy Proceeding” means any proceeding under Title 11 of the U.S. Code or any other Federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Basket Asset Sale” means any sale, transfer or disposition (including a Sale and Leaseback Transaction not involving any Mortgaged Property) of office locations, Stores or other personal or real property (including any improvements thereon), whether or not constituting Mortgaged Property, or leasehold interest therein for fair value in the ordinary course of business consistent with past practice and not inconsistent with the business plan delivered to the Senior Lenders prior to the Original Restatement Effective Date; provided, however, that (a) the aggregate consideration received therefor (including the fair market value of any non-cash consideration) shall not exceed $200,000,000 in any fiscal year of Rite Aid (calculated without regard to Sale and Leaseback Transactions permitted by Section 6.01(ix), (xiv) and (xv) of the Senior Credit Agreement) and (b) except with respect to any net consideration received from any sale, transfer or disposition to a third Person of Stores, leases and prescription files closed at substantially the same time as, and entered into as part of a single related transaction with, the purchase or other acquisition from such third Person of Stores, leases and prescription files of a substantially equivalent value, at least 75% of such consideration shall consist of cash.

“Borrower” means Rite Aid.

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“Business Day” means any day other than a Saturday, Sunday or day on which commercial banks in New York City or Chicago, Illinois are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which, in accordance with GAAP, should be capitalized on the lessee’s balance sheet.

“Cash Sweep Period” shall have the meaning assigned to such term in the Senior Subsidiary Security Agreement.

“Casualty/Condemnation” means any event that gives rise to Casualty/ Condemnation Proceeds.

“Casualty/Condemnation Proceeds” means

(a) any insurance proceeds under any insurance policies or otherwise with respect to any casualty or other insured damage to any properties or assets of the Borrower or the Subsidiaries; and

(b) any proceeds received by the Borrower or any Subsidiary in connection with any action or proceeding for the taking of any properties or assets of the Borrower or the Subsidiaries, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any similar public improvement or condemnation proceeding;

minus, in each case (i) any fees, commissions and expenses (including the costs of adjustment and condemnation proceedings) and other costs paid or incurred by the Borrower or any Subsidiary in connection therewith, (ii) the amount of income taxes reasonably estimated to be payable as a result of any gain recognized in connection with the receipt of such payment or proceeds and (iii) the amount of any Indebtedness (or Attributable Debt), other than the Senior Obligations, together with premium or penalty, if any, and interest thereon (or comparable obligations in respect of Attributable Debt), that is secured by a Lien on (or if Attributable Debt, the lease of) the properties or assets in question and that has priority over both the Senior Lien and the Second Priority Lien, that is required to be repaid as a result of the receipt by the Borrower or a Subsidiary of such payments or proceeds; provided, however, that no such proceeds shall constitute Casualty/Condemnation Proceeds to the extent that such proceeds are (A) reinvested in other like fixed or capital assets within 270 days of the Casualty/Condemnation that gave rise to such proceeds or (B) committed to be reinvested in other like fixed or capital assets within 270 days of such Casualty/Condemnation, with diligent pursuit of such reinvestment, and reinvested in such assets within 365 days of such Casualty/ Condemnation.

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“Citibank” means Citibank, N.A.

“Collateral” means the Senior Collateral and the Second Priority Collateral.

“Collateral Documents” means the Senior Collateral Documents and the Second Priority Collateral Documents.

“Collateral Trust and Intercreditor Agreement” means the Amended and Restated Collateral Trust and Intercreditor Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, as further amended and restated as of June 5, 2009 (as amended, supplemented or otherwise modified from time to time), among Rite Aid, the Subsidiary Guarantors, the Second Priority Collateral Trustee, the Senior Collateral Agent and each other Representative.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Debt Facility” means any Senior Facility and any Second Priority Debt Facility, or any combination thereof (as the context requires).

“Default Rate” means a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the sum of (a) the rate of interest publicly announced by Citibank in New York, New York, from time to time as its “base rate” plus (b) 2.00%.

“Domestic Subsidiary” means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Effective Date” means June 27, 2001.

“Effective Date Indentures” mean, collectively, (a) the Indenture dated as of December 21, 1998, between Rite Aid and Harris Trust and Savings Bank, as trustee and (b) the Indenture dated as of August 1, 1993, between Rite Aid and Morgan Guaranty Trust Company of New York, as trustee.

“First Restatement Effective Date” means November 8, 2006.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to

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purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indentures” mean, collectively, the Effective Date Indentures and the Restatement Date Indentures.

“Instructing Group” means, (a) until the Senior Loan Obligation Payment Date, the Required Lenders and, (b) thereafter, (i) until the Senior Obligation Payment Date, the Additional Senior Instructing Group and (ii) thereafter, the Second Priority Instructing Group.

“Intercompany Inventory Purchase Agreement” means the Intercompany Inventory Purchase Agreement dated as of June 12, 2000 (as amended), among the Borrower, Rite Aid Hdqtrs. Corp., the Distribution Subsidiaries named therein and the Operating Subsidiaries named therein.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of

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securities, any purchase option, call or similar right of a third party with respect to such securities.

“Major Additional Senior Representative” means the Senior Representative in respect of the Additional Senior Debt Facility under which the largest outstanding principal amount of Additional Senior Debt Obligations are then outstanding.

“Majority Senior Loan Parties” means the Required Lenders (as defined in the Senior Credit Agreement), or with respect to any waiver, amendment or request, Senior Lenders having such amount of unused Commitments, Revolving Exposures, Other Revolving Exposures and outstanding Term Loans as may be required under the Senior Credit Agreement to approve the same.

“Majority Senior Parties” means (a) prior to the Senior Loan Obligation Payment Date, the Majority Senior Loan Parties and (b) thereafter, with respect to any waiver, amendment or request, Additional Senior Debt Parties under the Additional Senior Debt Facility in respect of which the Major Additional Senior Representative acts as Representative having such amount of Indebtedness and other credit exposure as may be required under such Additional Senior Debt Facility to approve the same.

“Moody’s” means Moody’s Investors Service, Inc., or any successor to its business of rating debt securities.

“Net Cash Proceeds” means:

(a) with respect to any Asset Sale, an amount equal to the cash proceeds received by the Borrower or any of the Subsidiaries from or in respect of such Asset Sale (including, when received, any cash proceeds received in respect of any noncash proceeds of any Asset Sale), less the sum of

(i) reasonable costs and expenses paid or incurred in connection with such transaction, including, without limitation, any underwriting brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses (including title and recording expenses, associated therewith), payments of unassumed liabilities relating to the assets sold and any severance and termination costs;

(ii) the amount of any Indebtedness (or Attributable Debt), together with premium or penalty, if any, and accrued interest thereon (or comparable obligations in respect of Attributable Debt) secured by a Lien on (or if Attributable Debt, the lease of) any asset disposed of in such Asset Sale and discharged from the proceeds thereof, but only to the extent such Lien has priority over the Senior Lien and the Second Priority Lien;

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(iii) any taxes actually paid or to be payable by such Person (as estimated by a senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Asset Sale; and

(iv) the portion of such cash proceeds which the Borrower determines in good faith and reasonably should be reserved for post-closing adjustments, including, without limitation, indemnification payments and purchase price adjustments, provided, that on the date that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual post-closing adjustments payable by the Borrower or any of the Subsidiary Loan Parties shall constitute Net Cash Proceeds on such date;

(b) with respect to the proceeds received by the Borrower or a Subsidiary from or in respect of an issuance in the public or private capital markets of long-term debt securities, of equity securities or of equity-linked (e.g., trust preferred) securities, an amount equal to the cash proceeds received by the Borrower or any of the Subsidiaries from or in respect of such issuance, less any reasonable transaction costs, including investment banking and underwriting fees, discounts and commissions and any other expenses (including legal fees and expenses) reasonably incurred by such Person in respect of such issuance;

(c) with respect to any Securitization, an amount equal to the cash proceeds received by the Borrower or any of the Subsidiary from or in respect of such Securitization, less any reasonable transaction costs, including investment banking and underwriting fees, discounts and commissions and any other expenses (including legal fees and expenses) reasonably incurred by such Person in respect of such Securitization; and

(d) with respect to a Casualty/Condemnation, the amount of Casualty/Condemnation Proceeds.

“Obligors” means Rite Aid, the Subsidiary Guarantors, the Subsidiary Loan Parties and any other Person who is liable for any of the Secured Obligations.

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“Original Restatement Effective Date” means September 30, 2005.

“Permitted Disposition” means any of the following, other than sales of Securitization Assets in a Securitization:

(a) dispositions of inventory at retail, cash, cash equivalents and other cash management investments and obsolete, unused, uneconomic or unnecessary equipment or inventory, in each case in the ordinary course of business;

(b) a disposition to a Subsidiary Loan Party, provided that if the property subject to such disposition constitutes Collateral immediately before giving effect to such disposition, such property continues to constitute Collateral subject to the Senior Lien and the Second Priority Lien;

(c) a sale or discount, in each case without recourse and in the ordinary course of business, of overdue Accounts (as defined in the Senior Credit Agreement) arising in the ordinary course of business, but only to the extent such Accounts are no longer Eligible Accounts Receivable (as defined in the Senior Credit Agreement) and such sale or discount is in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

(d) Basket Asset Sales; and

(e) sales of Accounts Receivable (as defined in the Senior Subsidiary Security Agreement) relating to worker’s compensation claims to collection agencies pursuant to the Borrower’s customary cash management procedures.

“Permitted Investments” means any investment by any Person in (a) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (b) commercial paper rated at least A-1 by S&P and P-1 by Moody’s, (c) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, (d) repurchase agreements with respect to securities described in clause (a) above entered into with an office of a bank or trust company meeting the criteria specified in clause (c) above, provided in each case that such investment matures within one year from the date of acquisition thereof by such Person or (e) money market mutual funds at least 80% the assets of which are held in investments referred to in clauses (a) through (d) above (except that the maturities of certain investments held by any such money market funds may exceed one year so long as the dollar-weighted average life of the investments of such money market mutual fund is less than one year).

“Reduction” means, when applied to any Debt Facility, (a) the permanent repayment of outstanding loans (or obligations in respect of Attributable Debt) under

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such Debt Facility, (b) the permanent reduction of outstanding lending commitments under such Debt Facility or (c) the permanent cash collateralization of outstanding letters of credit under such facility (together with the termination of any lending commitments utilized by such letters of credit).

“Refinance” means, with respect to any issuance of Indebtedness, to replace, renew, extend, refinance, repay, refund, repurchase, redeem, defease or retire, or to issue Indebtedness in exchange or as a replacement therefor, including any successive Refinancing.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means the Senior Representatives and the Second Priority Representatives.

“Restatement Date Indentures” mean, collectively, (a) the 2017 7.5% Note Indenture, (b) the 8.125% Note Indenture, (c) the 8.625% Note Indenture and (d) the 9.25% Note Indenture.

“Rite Aid” means Rite Aid Corporation, a Delaware corporation, and its successors.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to its business of rating debt securities.

“Sale and Leaseback Transaction” means any arrangement whereby the Borrower or a Subsidiary shall sell or transfer any office building (including its headquarters), distribution center, manufacturing plant, warehouse, Store, equipment or other property, real or personal, now or hereafter owned by the Borrower or a Subsidiary with the intention that the Borrower or any Subsidiary rent or lease the property sold or transferred (or other property of the buyer or transferee substantially similar thereto).

“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

“Second Priority Collateral” means all the “Second Priority Collateral” as defined in any Second Priority Collateral Document.

“Second Priority Collateral Documents” means the Second Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee Agreement, the Second Priority Indemnity, Subrogation and Contribution Agreement, the Collateral Trust and Intercreditor Agreement and each of the security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the

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foregoing for purposes of providing collateral security or credit support for any Second Priority Debt Obligation or obligation under the Second Priority Subsidiary Guarantee Agreement.

“Second Priority Collateral Trustee” means Wilmington Trust Company, in its capacity as collateral trustee under the Collateral Trust and Intercreditor Agreement and the Second Priority Collateral Documents, and its successors.

“Second Priority Debt” means any Indebtedness (including the 2017 7.5% Notes and the 2016 10.375% Notes) incurred by Rite Aid and Guaranteed by the Subsidiary Guarantors on or after the Effective Date pursuant to the Second Priority Subsidiary Guarantee Agreement (i) which is secured by the Second Priority Collateral on a pari passu basis (but without regard to control of remedies) (other than as provided by the terms of the applicable Second Priority Debt Documents) with the other Second Priority Debt Obligations and (ii) if issued on or after the 2009 Restatement Effective Date, matures after the date that is 90 days after the Latest Maturity Date in effect on the date of issuance of such Indebtedness; provided, however, that (A) such Indebtedness is permitted to be incurred, secured and Guaranteed on such basis by each Senior Debt Document and each Second Priority Debt Document and (B) the Representative for the holders of such Second Priority Debt shall have become party to the Collateral Trust and Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.12 thereof.  Second Priority Debt shall include any Registered Equivalent Notes issued in exchange thereof.

“Second Priority Debt Documents” means, with respect to any series, issue or class of Second Priority Debt, the promissory notes, indentures and other operative agreements or instruments evidencing or governing such Indebtedness, including the Second Priority Collateral Documents.

“Second Priority Debt Facility” means the indenture or other governing agreement or instrument with respect to any class or series of Second Priority Debt.

“Second Priority Debt Obligations” means, with respect to any series, issue or class of Second Priority Debt, (a) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any Bankruptcy Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Second Priority Debt, (b) all other amounts payable to the related Second Priority Debt Parties under the related Second Priority Debt Documents and (c) any renewals or extensions of the foregoing.

“Second Priority Debt Parties” means, with respect to any series, issue or class of Second Priority Debt, the holders of such Indebtedness, any trustee or agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any Obligor under any related Second Priority Debt Documents, but shall not include the Loan Parties or any Controlled Affiliates thereof (unless such Loan Party or Controlled Affiliate is a holder of such

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Indebtedness, a trustee or agent therefor or beneficiary of such an indemnification obligation named as such in a Second Priority Debt Document).

“Second Priority Indemnity, Subrogation and Contribution Agreement” means the Amended and Restated Second Priority Indemnity, Subrogation and Contribution Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, among Rite Aid, the Subsidiary Guarantors and the Second Priority Collateral Trustee.

“Second Priority Instructing Group” means Second Priority Representatives with respect to Second Priority Debt Facilities under which at least a majority of the then aggregate amount of Second Priority Debt Obligations are outstanding.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of the Second Priority Debt Parties under the Second Priority Collateral Documents.

“Second Priority Representative” means, in respect of a Second Priority Debt Facility, the trustee, administrative agent, security agent or similar agent under such Second Priority Debt Facility, as the case may be, and each of their successors in such capacities.

“Second Priority Subsidiary Guarantee Agreement” means the Amended and Restated Second Priority Subsidiary Guarantee Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Original Restatement Effective Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

“Second Priority Subsidiary Security Agreement” means the Amended and Restated Second Priority Subsidiary Security Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Original Restatement Effective Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

“Second Restatement Effective Date” means June 4, 2007.

“Secured Obligations” means the Senior Obligations and the Second Priority Debt Obligations.

“Secured Parties” means the Senior Secured Parties and the Second Priority Debt Parties.

“Senior Collateral” means all the “Senior Collateral” or “Collateral” as defined in any Senior Collateral Document.

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“Senior Collateral Agent” means Citicorp North America, Inc., in its capacity as senior collateral agent for the Senior Secured Parties under the Senior Collateral Documents, and any successor thereof or replacement senior collateral agent appointed in accordance with the terms of the Senior Subsidiary Security Agreement, the Collateral Trust and Intercreditor Agreement and the Senior Lien Intercreditor Agreement.

“Senior Collateral Disposition” means (a) any sale, transfer or other disposition of Senior Collateral (including any property or assets that would constitute Senior Collateral but for the release of the Senior Lien with respect thereto in connection with such sale, transfer or other disposition), other than a Permitted Disposition or (b) a Casualty/Condemnation with respect to Senior Collateral.

“Senior Collateral Documents” means the Senior Subsidiary Security Agreement, the Senior Subsidiary Guarantee Agreement, the Senior Indemnity, Subrogation and Contribution Agreement, the Collateral Trust and Intercreditor Agreement, the Senior Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing or pursuant to the Senior Credit Agreement or any Additional Senior Debt Facility for purposes of providing collateral security or credit support for any Senior Obligation or obligation under the Senior Subsidiary Guarantee Agreement.

“Senior Credit Agreement” means the Amended and Restated Senior Credit Agreement, dated as of June 27, 2001, as amended and restated as of July 9, 2008, as further amended and restated as of June 5, 2009, and as may be further amended, restated or otherwise modified from time to time, among Rite Aid, the Senior Lenders, the Tranche 2 Lenders, Citicorp North America, Inc., as administrative agent and as Senior Collateral Agent and Bank of America, N.A., as syndication agent for the Senior Lenders and the Tranche 2 Lenders and the other parties thereto.

“Senior Debt Documents” means (a) the Senior Loan Documents and (b) any Additional Senior Debt Documents.

“Senior Facilities” means the Senior Credit Agreement and any Additional Senior Debt Facilities.

“Senior Hedging Agreement” means any Hedging Agreement entered into with Rite Aid or any Subsidiary, if the applicable counterparty was a Senior Lender or an Affiliate thereof (a) on the Original Restatement Effective Date, in the case of any Hedging Agreement entered into prior to the Original Restatement Effective Date or (b) at the time the Hedging Agreement was entered into, in the case of any Hedging Agreement entered into on or after the Original Restatement Effective Date.

“Senior Indemnity, Subrogation and Contribution Agreement” means the Amended and Restated Senior Indemnity, Subrogation and Contribution Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, among Rite Aid,

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the Subsidiary Guarantors (including Subsidiary Guarantors becoming party thereto after the Original Restatement Effective Date) and the Senior Collateral Agent.

“Senior Lender” means a “Lender” as defined in the Senior Credit Agreement.

“Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

“Senior Loan Documents” means the Senior Credit Agreement, any promissory notes issued to any Senior Lender pursuant to the Senior Credit Agreement, each Senior Hedging Agreement, each Refinancing Amendment, each Loan Modification Agreement and the Senior Collateral Documents.

“Senior Loan Obligation Payment Date” means the date on which (a) the Senior Loan Obligations have been paid in full, (b) all lending commitments under the Senior Credit Agreement have been terminated and (c) there are no outstanding letters of credit issued under the Senior Credit Agreement other than such as have been fully cash collateralized under documents and arrangements satisfactory to the issuer of such letters of credit.

“Senior Loan Obligations” means (a) the principal of each loan made under the Senior Credit Agreement, (b) all reimbursement and cash collateralization obligations in respect of letters of credit issued under the Senior Credit Agreement, (c) all monetary obligations of the Borrower or any Subsidiary under each Senior Hedging Agreement entered into (i) prior to the Original Restatement Effective Date with any counterparty that was a Senior Lender (or an Affiliate thereof) on the Original Restatement Effective Date or (ii) on or after the Original Restatement Effective Date with any counterparty that was a Senior Lender (or an Affiliate thereof) at the time such Senior Hedging Agreement was entered into, (d) all interest on the loans, letter of credit reimbursement, fees and other obligations under the Senior Credit Agreement or such Senior Hedging Agreements (including, without limitation any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, any Subsidiary Loan Party, Holdings or any of its subsidiaries, whether or not allowed or allowable as a claim in such proceeding), (e) all other amounts payable by the Borrower or any Subsidiary under the Senior Loan Documents and (f) all increases, renewals, extensions and Refinancings of the foregoing.

“Senior Loan Secured Parties” means each party to the Senior Credit Agreement other than any Loan Party, each counterparty to a Senior Hedging Agreement, the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Loan Party under any Senior Loan Document, and the successors and permitted assigns of each of the foregoing.

“Senior Obligation Payment Date” means the date on which (a) the Senior Obligations have been paid in full, (b) all lending commitments under the Senior Debt Documents have been terminated and (c) there are no outstanding letters of credit issued

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under the Senior Debt Documents other than such as have been fully cash collateralized under documents and arrangements satisfactory to the issuer of such letters of credit.

“Senior Obligations” means the Senior Loan Obligations and any Additional Senior Debt Obligations.

“Senior Representative” means, in respect of a Senior Facility, the trustee, administrative agent, collateral agent, security agent or similar agent under such Senior Facility, as the case may be, and each of their successors in such capacities.

“Senior Secured Parties” means the Senior Loan Secured Parties and any Additional Senior Debt Parties.

“Senior Subsidiary Guarantee Agreement” means the Amended and Restated Senior Subsidiary Guarantee Agreement, dated as of June 5, 2009, made by the Subsidiary Guarantors (including Subsidiary Guarantors that become parties thereto after the Original Restatement Effective Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Senior Subsidiary Security Agreement” means the Amended and Restated Senior Subsidiary Security Agreement, dated as of June 5, 2009, made by the Subsidiary Guarantors (including Subsidiary Guarantors that become parties thereto after the Original Restatement Effective Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Subsidiary” means any subsidiary of the Borrower.

“Subsidiary Guarantor” means each Subsidiary that is party to any Second Priority Collateral Document or Senior Collateral Document.

“Subsidiary Loan Party” means each Subsidiary set forth on Schedule 1.01 to the Senior Credit Agreement and any wholly-owned Domestic Subsidiary, including any Securitization Vehicle that is a Domestic Subsidiary, that owns any assets consisting of inventory, accounts receivable, intellectual property, or script lists, subject to the terms of Section 5.11 of the Senior Credit Agreement; provided that no Subsidiary that engages solely in the Borrower’s pharmacy benefits management business shall be deemed a Subsidiary Loan Party.

“Triggering Event” shall have the meaning assigned to such term in the Collateral Trust and Intercreditor Agreement.

 “Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

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